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                                                LEASE AGREEMENT

                                         Dated as of October 24, 2000

                                                    between

                                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                               not individually,
                                        but solely as the Owner Trustee
                                          under the AC Trust 2000-1,
                                                   as Lessor

                                                      and

                                              ACXIOM CORPORATION,
                                                   as Lessee

This Lease Agreement is subject to a security interest in favor of Bank of America, N.A., as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (the "Agent") under a Security Agreement dated as of October 24, 2000, between
First Security Bank, National Association, not individually, but solely as the Owner Trustee under the AC
Trust 2000-1 and the Agent, as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof.  This Lease Agreement has been executed in several counterparts.  To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Agent on the signature page hereof.

         9.1      Compliance With Legal Requirements, Insurance Requirements and Manufacturer's

EXHIBITS

EXHIBIT A           -      Lease Supplement No. ____
EXHIBIT B           -      Memorandum of Lease and Lease Supplement No. ____

                                                LEASE AGREEMENT

         THIS LEASE AGREEMENT dated as of October 24, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Lease") is between FIRST SECURITY BANK, NATIONAL
ASSOCIATION, a national banking association, having its principal office at 79 South Main Street, Salt Lake
City, Utah 84111, not individually, but solely as the Owner Trustee under the AC Trust 2000-1, as lessor (the
"Lessor"), and ACXIOM CORPORATION, a Delaware corporation, having its principal place of business at #1
Information Way, Little Rock, Arkansas 72202, as lessee (the "Lessee").  The beneficiaries of the AC Trust
2000-1 are set forth on Exhibit C hereto.

                                             W I T N E S S E T H:

         A.       WHEREAS, subject to the terms and conditions of the Participation Agreement, Construction
Agency Agreement, the other Operative Agreements and with respect to the Little Rock Property, the Bond
Documents, Lessor will (x) purchase or ground lease various parcels of real property, some of which will (or may) have existing Improvements thereon, from one (1) or more third parties designated by Lessee and (y)
fund, directly or indirectly, the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of other Properties by the Construction Agent;
and

         B.       WHEREAS, the Basic Term shall commence with respect to each Property upon the Property
Closing Date with respect thereto; provided, Basic Rent with respect thereto shall not be payable until the applicable Rent Commencement Date; and

         C.       WHEREAS, Lessor desires to lease (or sublease, as applicable) to Lessee, and Lessee desires to lease (or sublease, as applicable) from Lessor, each Property;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

         1.1      Definitions.

         For purposes of this Lease, capitalized terms used in this Lease and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of
October 24, 2000 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among Lessee, the various parties thereto from time to time, as the Guarantors, Lessor, First Security Trust Company of Nevada, not
individually except as otherwise provided therein, but solely as Trustee, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and bank of America, N.A., as agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests.  Unless otherwise indicated, references in this Lease to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Lease.

         1.2      Interpretation.

         The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Lease.

ARTICLE II

         2.1      Property.

         Subject to the terms and conditions hereinafter set forth and contained in the respective Lease
Supplement relating to each Property, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, each Property.

         2.2      Lease Term.

         The basic term of this Lease with respect to each Property (the "Basic Term") shall begin upon the
Property Closing Date for such Property (in each case, the "Basic Term Commencement Date") and shall end on the fifth annual anniversary of the Initial Closing Date (the "Basic Term Expiration Date"), unless the Basic
Term is earlier terminated or the term of this Lease is renewed (as described below) in accordance with the provisions of this Lease.  Notwithstanding the foregoing, Lessee shall not be obligated to pay Basic Rent until the Rent Commencement Date with respect to such Property.

         To the extent no Default or Event of Default has occurred and is continuing, and if Lessee shall not provide written notice to Lessor of its determination to exercise its Purchase Option, Walk-Away Option or
Sale Option, the Lessee may give Lessor written notice not less than one hundred twenty (120) days and no more than one hundred eighty (180) days prior to the Basic Term Expiration Date of its election to extend
(the "Renewal Option") the term of this Lease for each Property for one (1) additional term of two (2) years'
duration from such Basic Term Expiration Date (the "Renewal Term"); provided, that the expiration date for the Renewal Term for each Property shall not be later than the seventh annual anniversary of the Initial
Closing Date; provided further that to the extent no Default or Event of Default shall have occurred and be continuing, and if Lessee shall not have provided Lessor with either an Election Notice or notice of its election of the Renewal Option on or prior to the one hundred and twentieth (120th) day prior to such Basic
Term Expiration Date, Lessee shall be deemed to have elected the Renewal Option.

         2.3      Title.

         Each Property is leased to Lessee without any representation or warranty, express or implied, by
Lessor and subject to the rights of parties in possession (if any), the existing state of title (including without limitation the Permitted Liens) and all applicable Legal Requirements.  Lessee shall in no event have any recourse against Lessor for any defect in Lessor's title to any Property or any interest of Lessee therein (other than for Lessor Liens).

         2.4      Lease Supplements.

         On or prior to each Basic Term Commencement Date, Lessee and Lessor shall each execute and deliver a
Lease Supplement for the Property to be leased effective as of such Basic Term Commencement Date in substantially the form of Exhibit A hereto.

ARTICLE III

         3.1      Rent.

                  (a)      Lessee shall pay Basic Rent in arrears on each Payment Date, and on any date on which this Lease shall terminate with respect to any or all Properties during the Term; provided, however, with respect to each individual Property Lessee shall have no obligation to pay Basic Rent with respect to such Property until the Rent Commencement Date with respect to such Property
         (notwithstanding that Basic Rent for such Property shall accrue from and including the Scheduled
         Interest Payment Date immediately preceding such Rent Commencement Date).

                  (b)      Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds to the Agent on the due date therefor (or within the applicable grace period) to such account or accounts at such bank or banks as Lessor shall from time to time direct.

                  (c)      Lessee's inability or failure to take possession of all or any portion of any
         Property when delivered by Lessor, whether or not attributable to any act or omission of Lessor, the
         Construction Agent, Lessee or any other Person or for any other reason whatsoever, shall not delay or otherwise affect Lessee's obligation to pay Rent for such Property in accordance with the terms of this Lease.

                  (d)      Lessee shall make all payments of Rent prior to 12:00 Noon, New York time, on the applicable date for payment of such amount.

         3.2      Payment of Basic Rent.

         Basic Rent shall be paid absolutely net to Lessor or its designee, so that this Lease shall yield to
Lessor the full amount thereof, without setoff, deduction or reduction.

         3.3      Supplemental Rent.

         Lessee shall pay to Agent for distribution to the Person entitled thereto any and all Supplemental
Rent when and as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent within three (3) Business Days after the same is due, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent.  All such payments of Supplemental Rent shall be in the full amount thereof, without setoff, deduction or reduction.
Lessee shall pay to the appropriate Person, as Supplemental Rent due and owing to such Person, among other things, on demand, (a) any and all payment obligations (except for amounts payable as Basic Rent and as otherwise provided in the Operative Agreements) owing from time to time under the Operative Agreements, the
Bond Loan Documents or the Bond Documents by any Person to the Agent, the Trustee, the Bond Trustee, any
Lender, any Holder or any other Person, (b) interest at the applicable Overdue Rate on any installment of
Basic Rent not paid when due (subject to the applicable grace period) for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the appropriate Person
(subject to any applicable grace period) for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid and (c) amounts referenced as Supplemental Rent obligations pursuant to Section 8.3 of the Participation Agreement.  It shall be an additional Supplemental Rent obligation of Lessee to pay to the appropriate Person all rent and other amounts when such become due and owing from time to time under each Ground Lease and without the necessity of any notice from Lessor with regard thereto.  The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent.  Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any
Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         3.4      Performance on a Non-Business Day.

         If any Basic Rent is required hereunder on a day that is not a Business Day, then such Basic Rent shall be due on the corresponding Scheduled Interest Payment Date.  If any Supplemental Rent is required hereunder on a day that is not a Business Day, then such Supplemental Rent shall be due on the next succeeding Business Day.

         3.5      Rent Payment Provisions.

         Lessee shall make payment of all Basic Rent and Supplemental Rent when due (subject to the applicable grace periods) regardless of whether any of the Operative Agreements, Bond Loan Documents or Bond
Documents pursuant to which same is calculated and is owing shall have been rejected, avoided or disavowed in any bankruptcy or insolvency proceeding involving any of the parties to any of the Operative Agreements, Bond
Loan Documents or Bond Documents.  Such provisions of such Operative Agreements and their related definitions are incorporated herein by reference and shall survive any termination, amendment or rejection of any such
Operative Agreements, Bond Loan Documents or Bond Documents.

ARTICLE IV

         4.1      Taxes; Utility Charges.

         Lessee shall pay or cause to be paid all Impositions with respect to the Properties and/or the use, occupancy, operation, repair, access, maintenance or operation thereof and all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents, utilities and operating expenses of any kind or type used in or on any Property and related real property during the Term.  Upon
Lessor's request, Lessee shall provide from time to time Lessor with evidence of all such payments referenced in the foregoing sentence.  Lessee shall be entitled to receive any credit or refund with respect to any
Imposition or utility charge paid by Lessee.  Unless an Event of Default shall have occurred and be continuing, the amount of any credit or refund received by Lessor on account of any Imposition or utility charge paid by Lessee, net of the costs and expenses incurred by Lessor in obtaining such credit or refund, shall be promptly paid over to Lessee.  All charges for Impositions or utilities imposed with respect to any
Property for a period during which this Lease expires or terminates shall be adjusted and prorated on a daily basis between Lessor and Lessee, and each party shall pay or reimburse the other for such party's pro rata share thereof.

ARTICLE V

         5.1      Quiet Enjoyment.

         Subject to the rights of Lessor contained in Sections 17.2, 17.3 and 20.3 and the other terms of this Lease and the other Operative Agreements and the Bond Documents and so long as no Event of Default shall have occurred and be continuing, Lessee shall peaceably and quietly have, hold and enjoy each Property for the applicable Term, free of any claim or other action by Lessor or anyone rightfully claiming by, through or under Lessor (other than Lessee) with respect to any matters arising from and after the applicable Basic Term
Commencement Date.

ARTICLE VI

         6.1      Net Lease.

         This Lease shall constitute a net lease, and the obligations of Lessee hereunder are absolute and unconditional.  Lessee shall pay all operating expenses arising out of the use, operation and/or occupancy of each Property.  Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) for any reason whatsoever, including without limitation by reason of:  (a) any damage to or destruction of any Property or any part thereof; (b) any taking of any Property or any part thereof or interest therein by Condemnation or otherwise; (c) any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of any Property or any part thereof, or any interference with such use, occupancy or enjoyment by any Person or for any other reason; (d) any title defect (whether related to the City of Little Rock, the interest therein of the Lessor purported to be created by the Head Lease or otherwise), Lien or any matter affecting title to any Property; (e) any eviction by paramount title or otherwise; (f) any default by Lessor hereunder;
(g) any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding relating to or affecting the Agent, any Lender, Lessor, Bond Trustee, Trustee, Lessee, any Holder, any
Governmental Authority or any other Person; (h) the impossibility or illegality of performance by Lessor,
Lessee or both; (i) any action of any Governmental Authority or any other Person; (j)  Lessee's acquisition of ownership of all or part of any Property; (k) breach of any warranty or representation with respect to any
Property or any Operative Agreement, Bond Loan Document or Bond Document; (l) any defect in the condition, quality or fitness for use of any Property or any part thereof; or (m) any other cause or circumstance whether similar or dissimilar to the foregoing and whether or not Lessee shall have notice or knowledge of any of the foregoing.  The parties intend that the obligations of Lessee hereunder shall be covenants, agreements and obligations that are separate and independent from any obligations of Lessor hereunder and shall continue unaffected unless such covenants, agreements and obligations shall have been modified or terminated in accordance with an express provision of this Lease.  Lessor and Lessee acknowledge and agree that the provisions of this Section 6.1 have been specifically reviewed and subjected to negotiation.

         6.2      No Termination or Abatement.

         Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Person or any Governmental
Authority, or any action with respect to this Lease or any Operative Agreement which may be taken by any trustee, receiver or liquidator of any Person or any Governmental Authority or by any court with respect to any Person, or any Governmental Authority.  Lessee hereby waives all right (a) to terminate or surrender this
Lease (except as permitted under the terms of the Operative Agreements) or (b) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent.
Lessee shall remain obligated under this Lease in accordance with its terms and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease.  Notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.

ARTICLE VII

         7.1      Ownership of the Properties.

                  (a)      Lessor and Lessee intend that for federal and all state and local income tax purposes, bankruptcy purposes, regulatory purposes (other than for purposes of the Securities Act and the Securities Exchange Act of 1934), commercial law and real estate purposes and all other purposes (other than for accounting purposes), (A) this Lease will be treated as a financing arrangement and (B) Lessee will be treated as the owner of the Properties and will be entitled to all tax benefits ordinarily available to owners of property similar to the Properties for such tax purposes.  Notwithstanding the foregoing, neither party hereto has made, or shall be deemed to have made, any representation or warranty as to the availability of any of the foregoing treatments under applicable accounting rules, tax, bankruptcy, regulatory, commercial or real estate law or under any other set of rules.  Lessee shall claim the cost recovery deductions associated with each Property, and Lessor shall not, to the extent not prohibited by Law, take on its tax return a position inconsistent with Lessee's claim of such deductions.

                  (b)      For all purposes described in Section 7.1(a), Lessor and Lessee intend this Lease to constitute a finance lease and not a true lease.  In order to secure the obligations of Lessee now existing or hereafter arising under any and all Operative Agreements, Lessee hereby bargains, sells, conveys, grants, assigns, transfers, hypothecates, mortgages and sets over to Lessor, for the benefit of all Financing Parties, a first priority security interest (but subject to the security interest in the assets granted by Lessee in favor of the Agent in accordance with the Security
         Agreement) in and lien on all right, title and interest of Lessee (now owned or hereafter acquired)
         in and to all Properties to the extent such is personal property and irrevocably grants and conveys a lien, deed of trust and mortgage on all right, title and interest of Lessee (now owned or hereafter acquired) in and to all Properties to the extent such is real property.  Lessor and Lessee further intend and agree that, for the purpose of securing the obligations of Lessee and/or the
         Construction Agent now existing or hereafter arising under the Operative Agreements, (i) this Lease shall be a security agreement and financing statement within the meaning of Article 9 of the Uniform
         Commercial Code respecting each of the Properties and all proceeds (including without limitation insurance proceeds thereof) to the extent such is personal property and an irrevocable grant and conveyance of a lien, deed of trust and mortgage on each of the Properties and all proceeds
         (including without limitation insurance proceeds thereof) to the extent such is real property;
         (ii) the acquisition of title by Lessor (or to the extent applicable, a leasehold interest pursuant to the Head Lease or a Ground Lease) in each Property referenced in Article II constitutes a grant by Lessee to Lessor of a security interest, lien, deed of trust and mortgage in all of Lessee's right, title and interest in and to each Property and all proceeds (including without limitation insurance proceeds thereof) of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property, and an assignment of all rents, profits and income produced by each Property; and
         (iii) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of Lessee shall be deemed to have been given for the purpose of perfecting such lien, security interest, mortgage lien and deed of trust under applicable law.  Lessee shall promptly take such actions as Lessor may reasonably request (including without limitation the filing of Uniform Commercial Code Financing Statements,
         Uniform Commercial Code Fixture Filings and memoranda (or short forms) of this Lease and the various
         Lease Supplements) to ensure that the lien, security interest, mortgage lien and deed of trust in each Property and the other items referenced above will be deemed to be a perfected lien, security interest, mortgage lien and deed of trust of first priority under applicable law and will be maintained as such throughout the Term.

ARTICLE VIII

         8.1      Condition of the Properties.

         LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH PROPERTY "AS-IS WHERE-IS" WITHOUT
REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY LESSOR (EXCEPT THAT LESSOR SHALL KEEP EACH
PROPERTY FREE AND CLEAR OF LESSOR LIENS) AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE, (B) THE
RIGHTS OF ANY PARTIES IN POSSESSION THEREOF (IF ANY), (C) ANY STATE OF FACTS REGARDING ITS PHYSICAL CONDITION
OR WHICH AN ACCURATE SURVEY MIGHT SHOW, (D) ALL APPLICABLE LEGAL REQUIREMENTS AND (E) VIOLATIONS OF LEGAL
REQUIREMENTS WHICH MAY EXIST ON THE DATE HEREOF AND/OR THE DATE OF THE APPLICABLE LEASE SUPPLEMENT.  NEITHER
LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY
REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) (EXCEPT THAT LESSOR SHALL KEEP EACH PROPERTY FREE
AND CLEAR OF LESSOR LIENS) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE,
HABITABILITY, USE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF ANY PROPERTY (OR ANY
PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT
TO ANY PROPERTY (OR ANY PART THEREOF), AND NEITHER LESSOR NOR THE AGENT NOR ANY LENDER NOR ANY HOLDER SHALL
BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREON OR THE FAILURE OF ANY PROPERTY, OR ANY PART
THEREOF, TO COMPLY WITH ANY LEGAL REQUIREMENT.  LESSEE HAS OR PRIOR TO THE BASIC TERM COMMENCEMENT DATE WILL
HAVE BEEN AFFORDED FULL OPPORTUNITY TO INSPECT EACH PROPERTY AND THE IMPROVEMENTS THEREON (IF ANY), IS OR
WILL BE (INSOFAR AS LESSOR, THE AGENT, EACH LENDER AND EACH HOLDER ARE CONCERNED) SATISFIED WITH THE RESULTS
OF ITS INSPECTIONS AND IS ENTERING INTO THIS LEASE SOLELY ON THE BASIS OF THE RESULTS OF ITS OWN INSPECTIONS,
AND ALL RISKS INCIDENT TO THE MATTERS DESCRIBED IN THE PRECEDING SENTENCE, AS BETWEEN LESSOR, THE AGENT, THE
LENDERS AND THE HOLDERS, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, ARE TO BE BORNE BY LESSEE.

         8.2      Possession and Use of the Properties.

                  (a)      At all times during the Term with respect to each Property, such Property shall be a Permitted Facility and shall be used by Lessee in the ordinary course of its business.  Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the
         Properties as contemplated by this Lease.  Lessee shall not commit or permit any waste of the
         Properties or any part thereof.

                  (b)      The address stated in Section 29.1 of this Lease is the principal place of business and chief executive office of Lessee (as such terms are used in Section 9-103(3) of the Uniform
         Commercial Code of any applicable jurisdiction), and Lessee will provide Lessor with prior written notice of any change of location of its principal place of business or chief executive office.
         Regarding a particular Property, each Lease Supplement correctly identifies the initial location of the related Equipment (if any) and Improvements (if any) and contains an accurate legal description for the related parcel of Land or a copy of the Ground Lease (if any).  The Equipment and
         Improvements respecting each particular Property will be located only at the location identified in the applicable Lease Supplement.

                  (c)      Lessee will not attach or incorporate any item of  Equipment to or in any other item of equipment or personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such item of Equipment by reason of such attachment or the assertion of a claim that such item of Equipment has become a fixture and is subject to a Lien in favor of a third party that is prior to the Liens thereon created by the Operative Agreements.

                  (d)      On the Basic Term Commencement Date for each Property, Lessor and Lessee shall execute a Lease Supplement in regard to such Property which shall contain an Equipment Schedule that has a general description of the Equipment which shall comprise the Property, an Improvement
         Schedule that has a general description of the Improvements which shall comprise the Property and a legal description of the Land to be leased hereunder (or in the case of the Little Rock Property and any Property subject to a Ground Lease to be subleased hereunder) as of such date.  Each Property subject to a Ground Lease shall be deemed to be ground subleased from Lessor to Lessee as of the
         Basic Term Commencement Date for such Property, and such ground sublease shall be in effect until this Lease is terminated or expires, in each case in accordance with the terms and provisions hereof.  Lessee shall satisfy and perform all obligations imposed on Lessor under each Ground Lease and Head Lease.  Simultaneously with the execution and delivery of each Lease Supplement, such
         Equipment, Improvements, Land, leasehold interest, ground subleasehold interest, all additional
         Equipment and all additional Improvements which are financed under the Operative Agreements, the
         Bond Loan Documents and the Bond Documents after the Basic Term Commencement Date and the remainder of such Property shall be deemed to have been accepted by Lessee for all purposes of this Lease and to be subject to this Lease.

                  (e)      At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value, utility or remaining useful life of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

         8.3      Integrated Properties.

         On the Rent Commencement Date for each Property, Lessee shall, at its sole cost and expense, cause such Property and the applicable property subject to a Ground Lease to constitute (and for the duration of the Term shall continue to constitute) all of the equipment, facilities, rights, other personal property and other real property necessary or appropriate to operate, utilize, maintain and control a Permitted Facility in a commercially reasonable manner.

ARTICLE IX

         9.1      Compliance With Legal Requirements, Insurance Requirements and Manufacturer's Specifications
                  and Standards.

         Subject to the terms of Article XIII relating to permitted contests, Lessee, at its sole cost and expense, shall (a) comply with all applicable Legal Requirements (including without limitation all
Environmental Laws) and all Insurance Requirements relating to the Properties, (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties and (c) comply with all manufacturer's specifications and standards, including without limitation the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties, whether or not compliance therewith shall require structural or extraordinary changes in any Property or interfere with the use and enjoyment of any Property, unless the failure to procure, maintain and comply with such items identified in subparagraphs (b) and (c), individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect.  In addition, Lessee agrees to take such action as is required to cause or permit the Lessor to comply with each and every provision of the Head Lease.  Lessor agrees, provided there is no adverse effect on the Financing Parties, to take such actions at Lessee's sole cost and expense as may be reasonably requested by Lessee in connection with the compliance by Lessee of its obligations under this Section 9.1.

ARTICLE X

         10.1     Maintenance and Repair; Return.

                  (a)      Lessee, at its sole cost and expense, shall maintain each Property in good condition, repair and working order (ordinary wear and tear excepted) and in the repair and condition as when originally delivered to Lessor and make all necessary repairs thereto and replacements thereof, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by
         Section 9.1 and on a basis consistent with the operation and maintenance of properties or equipment comparable in type and function to the applicable Property, such that such Property is capable of being immediately utilized by a third party and in compliance with standard industry practice subject, however, to the provisions of Article XV with respect to Casualty and Condemnation.

                  (b)      Lessee shall not use or locate any component of any Property outside of the
         Approved State therefor.  Lessee shall not move or relocate any component of any Property beyond the boundaries of the Land (comprising part of such Property) described in the applicable Lease
         Supplement, except for the temporary removal of Equipment and other personal property for repair or replacement.

                  (c)      If any component of any Property becomes worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, will within a reasonable time replace such component with a replacement component which is free and clear of all
         Liens (other than Permitted Liens and Lessor Liens) and has a value, utility and useful life at least equal to the component replaced (assuming the component replaced had been maintained and repaired in accordance with the requirements of this Lease).  All components which are added to any
         Property shall immediately become the property of (and title thereto shall vest in) Lessor (or with respect to the Little Rock Property, the City of Little Rock, and leased to the Lessor under the
         Head Lease) and shall be deemed incorporated in such Property and subject to the terms of this Lease as if originally leased hereunder.  The provisions of this Section 10.1(c) shall not apply to any
         Property until after the Construction Period Termination Date applicable to such Property.

                  (d)      Upon reasonable advance notice, Lessor and its agents shall have the right to inspect each Property and all maintenance records with respect thereto at any reasonable time during normal business hours but shall not, in the absence of an Event of Default, materially disrupt the business of Lessee.

                  (e)      Lessee shall cause to be delivered to Lessor (at Lessee's sole expense) one or more additional Appraisals (or reappraisals of Property) as Lessor may request if any one of Lessor,
         Trustee, the Agent, the Trust Company, any Lender or any Holder is required pursuant to any applicable Legal Requirement to obtain such Appraisals (or reappraisals) and at any time after the occurrence of any Event of Default.

                  (f)      Lessor shall under no circumstances be required to build any improvements or install any equipment on any Property, make any repairs, replacements, alterations or renewals of any nature or description to any Property, make any expenditure whatsoever in connection with this
         Lease or maintain any Property in any way.  Lessor shall not be required to maintain, repair or rebuild all or any part of any Property, and Lessee waives the right to (i) require Lessor to maintain, repair, or rebuild all or any part of any Property, or (ii) make repairs at the expense of
         Lessor pursuant to any Legal Requirement, Insurance Requirement, contract, agreement, covenant, condition or restriction at any time in effect.

                  (g)      Lessee shall, upon the expiration or earlier termination of this Lease with respect to a Property, if Lessee shall not have exercised its Purchase Option with respect to such Property and purchased such Property, (A) surrender such Property (i) pursuant to the exercise of the applicable remedies upon the occurrence of a Lease Event of Default, to Lessor or (ii) pursuant to the second paragraph of Section 22.1(a) hereof, to Lessor or the third party purchaser, as the case may be, subject to Lessee's obligations under this Lease (including without limitation the obligations of Lessee at the time of such surrender under Sections 9.1, 10.1(a) through (f), 10.2,
         11.1, 12.1, 22.1 and 23.1), (B) with respect to the Little Rock Property convey to Lessor or its designee good and marketable title in and to such Property pursuant to documentation acceptable to
         Lessor, free and clear of the Liens created by the Bond Loan Documents and Bond Documents, and
         (C) restore any data center within such Property to a condition of typical Class A office space, including, without limitation, removing raised floors, specialized HVAC, mechanical, electrical and fire suppression equipment, and installing windows, window coverings and other customary tenant improvements.

         10.2     Environmental Inspection.

         If Lessee has not given notice of exercise of its Purchase Option on the Expiration Date pursuant to
Section 20.1 or for whatever reason Lessee does not purchase a Property in accordance with the terms of this
Lease, then not more than one hundred twenty (120) days nor less than sixty (60) days prior to the Expiration
Date, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment recently prepared
(no more than thirty (30) days prior to the date of delivery) by an independent recognized professional reasonably acceptable to Lessor, and in form, scope and content reasonably satisfactory to Lessor.  The cost incurred respecting such Phase I environmental site assessment shall be paid for in accordance with the provisions set forth in Section 20.3(b).

ARTICLE XI

         11.1     Modifications.

                  (a)      Lessee at its sole cost and expense, at any time and from time to time without the consent of Lessor may make modifications, alterations, renovations, improvements and additions to any Property or any part thereof and substitutions and replacements therefor (collectively,
         "Modifications"), and Lessee shall make any and all Modifications required to be made pursuant to all
         Legal Requirements, Insurance Requirements and manufacturer's specifications and standards;
         provided, that:  (i) no Modification shall materially impair the value, utility or useful life of any
         Property from that which existed immediately prior to such Modification; (ii) each Modification shall be done expeditiously and in a good and workmanlike manner; (iii) no Modification shall adversely affect the structural integrity of any Property; (iv) to the extent required by
         Section 14.2(a), Lessee shall maintain builders' risk insurance at all times when a Modification is in progress; (v) subject to the terms of Article XIII relating to permitted contests, Lessee shall pay all costs and expenses and discharge any Liens arising with respect to any Modification; (vi)
         each Modification shall comply with the requirements of this Lease (including without limitation
         Sections 8.2 and 10.1); and (vii) no Improvement shall be demolished or otherwise rendered unfit for use unless Lessee shall finance the proposed replacement Modification outside of this lease facility; provided, further, Lessee shall not make any Modification (unless required by any Legal
         Requirement) to the extent any such Modification, individually or in the aggregate, shall have or could reasonably be expected to have a Material Adverse Effect.  All Modifications shall immediately and without further action upon their incorporation into the applicable Property (1) become property of Lessor (or to the extent required under the Head Lease, the City of Little Rock, and leased to the Lessor under the Head Lease), (2) be subject to this Lease and (3) be titled in the name of
         Lessor (or to the extent required under the Head Lease, the City of Little Rock, and leased to the
         Lessor under the Head Lease).  Lessee shall not remove or attempt to remove any Modification from any Property.  Each Ground Lease for a Property shall expressly provide for the provisions of the foregoing sentence.  Lessee, at its own cost and expense, will pay for the repairs of any damage to any Property caused by the removal or attempted removal of any Modification.

                  (b)      The construction process provided for in the Construction Agency Agreement is acknowledged by Lessor to be consistent with and in compliance with the terms and provisions of this
         Article XI.

ARTICLE XII

         12.1     Warranty of Title.

                  (a)      Lessee hereby acknowledges and shall cause title in each Property (including without limitation all Equipment, all Improvements, all replacement components to each Property and all Modifications) immediately and without further action to vest in and become the property of
         Lessor and to be subject to the terms of this Lease (provided, respecting each Property subject to a
         Ground Lease or the Head Lease, Lessor's interest therein is acknowledged to be a leasehold interest pursuant to such Ground Lease or Head Lease, respectively) from and after the date hereof or such date of incorporation into any Property.  Lessee agrees that, subject to the terms of Article XIII relating to permitted contests, Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon any Property, any component thereof or any Modifications or any
         Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by
         Lessor, the Agent, any Lender or any Holder pursuant to any Operative Agreement, other than
         Permitted Liens and Lessor Liens.  Lessee shall promptly notify Lessor in the event it receives actual knowledge that a Lien other than a Permitted Lien or Lessor Lien has occurred with respect to a Property, the Rent or any other such amounts, and Lessee represents and warrants to, and covenants with, Lessor that the Liens in favor of Lessor and/or the Agent created by the Operative Agreements are (and until the Financing Parties under the Operative Agreements have been paid in full shall remain) first priority perfected Liens subject only to Permitted Liens and Lessor Liens.  At all times subsequent to the Basic Term Commencement Date respecting a Property, Lessee shall (i) cause a valid, perfected, first priority Lien on each applicable Property to be in place in favor of the
         Agent (for the benefit of the Lenders and the Holders) and (ii) file, or cause to be filed, all necessary documents under the applicable real property law and Article 9 of the Uniform Commercial
         Code to perfect such title and Liens.  In addition, with respect to the Little Rock Property, from and after the Property Closing Date with respect thereto, Lessee shall at all times (i) cause a valid, perfected, first priority (x) Lien to be placed on the Bond Estate in favor of the Bond
         Trustee for the benefit of the Series 2000-B Bond Purchaser, (y) collateral assignment of the Series
         2000-B Bond Purchaser's rights under the Bond Documents to be placed in favor of Lessor, and (z)
         collateral assignment of the Lessor's rights under the Bond Loan Documents to be placed in favor of the Agent (for the benefit of the Holders and the Lenders) and (ii) cause the Head Lease to be in full force and effect between the City of Little Rock, as lessor, and the Lessor, as lessee.

                  (b)      Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to any Property or any part thereof.  NOTICE IS HEREBY GIVEN THAT LESSOR IS NOT AND SHALL NOT BE LIABLE FOR ANY LABOR,
         SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE, OR TO ANYONE HOLDING A PROPERTY OR ANY
         PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR,
         SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LESSOR IN AND TO ANY PROPERTY.

ARTICLE XIII

         13.1     Permitted Contests Other Than in Respect of Indemnities.

         Except to the extent otherwise provided for in Section 11 of the Participation Agreement, Lessee, on
its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Legal Requirement, Imposition or utility charge payable pursuant to Section 4.1 or any Lien, attachment, levy, encumbrance or encroachment, and Lessor agrees not to pay, settle or otherwise compromise any such item, provided, that (a) the commencement and continuation of such proceedings shall suspend the collection of any such contested amount from, and suspend the enforcement thereof against, the applicable Properties, Lessor, Trustee, each Holder, the Agent and each Lender; (b)
there shall not be imposed a Lien (other than Permitted Liens and Lessor Liens) on any Property and no part of any Property nor any Rent would be in any danger of being sold, forfeited, lost or deferred; (c) at no time during the permitted contest shall there be a risk of the imposition of criminal liability or material civil liability on Lessor, Trustee, any Holder, the Agent or any Lender for failure to comply therewith; and
(d) in the event that, at any time, there shall be a material risk of extending the application of such item beyond the end of the Term, then Lessee shall deliver to Lessor an Officer's Certificate certifying as to the matters set forth in clauses (a), (b) and (c) of this Section 13.1.  Lessor, at Lessee's sole cost and expense, shall execute and deliver to Lessee such authorizations and other documents as may reasonably be required in connection with any such contest and, if reasonably requested by Lessee, shall join as a party therein at Lessee's sole cost and expense.

         13.2     Impositions, Utility Charges, Other Matters; Compliance with Legal Requirements.

         Except with respect to Impositions, Legal Requirements, utility charges and such other matters referenced in Section 13.1 which are the subject of ongoing proceedings contesting the same in a manner consistent with the requirements of Section 13.1, Lessee shall cause (a) all Impositions, utility charges and such other matters to be timely paid, settled or compromised, as appropriate, with respect to each Property and (b) each Property to comply with all applicable Legal Requirements.

ARTICLE XIV

         14.1     Public Liability and Workers' Compensation Insurance.

         During the Term for each Property, Lessee shall procure and carry, at Lessee's sole cost and expense
(except as provided in the next sentence), commercial general liability and umbrella liability insurance for claims for injuries or death sustained by persons or damage to property while on such Property or respecting the Equipment and such other public liability coverages as are then customarily carried by similarly situated companies conducting business similar to that conducted by Lessee (including automobile insurance).  During the Construction Period of a Property, the Lessee shall procure and carry all such insurance referenced in the immediately preceding sentence for such Property, but Lessor shall pay the costs of obtaining such insurance so long as (i) such costs are properly described in a Requisition delivered by the Construction
Agent or the Lessor otherwise has knowledge such payment is due and (ii) funds are made available by the
Lenders and Holders in connection with such Requisition in an amount sufficient to allow such payment, and thereafter such costs will be paid by the Lessee.  Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee with respect to similar properties and equipment that it owns and are then carried by similarly situated companies conducting business similar to that conducted by
Lessee, and in no event shall have a minimum combined single limit per occurrence coverage (i) for commercial general liability of less than $1,000,000 per occurrence and $2,000,000 in the aggregate, (ii) for an additional, project specific commercial general liability of less than $25,000,000 in the aggregate during the Construction Period for each Property (or, in the case of the Phoenix Property, during the Construction
Period upon any Advance of Hard Costs with respect to such Property) and (iii) for umbrella liability of less than $100,000,000.  The policies shall name Lessee as the insured and shall be endorsed to name Lessor, the
Holders, the Agent and the Lenders (and solely with respect to the Little Rock Property, the Trustee, the
Bond Trustee and the City of Little Rock) as additional insureds.  The policies shall also specifically provide that such policies shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which Lessor, any Holder, the Agent or any Lender may have in force.  In the operation of the Properties, Lessee shall comply with applicable workers' compensation laws and protect Lessor, each Holder, the Agent and each Lender against any liability under such laws.

         14.2     Course of Construction, Permanent Hazard and Other Insurance.

                  (a)      During the Term for each Property, Lessee shall keep such Property insured against all risk of physical loss or damage by fire and other risks (including boiler and machinery perils, flood with an annual aggregate for each Property of $5,000,000 and earthquake with an annual aggregate for each Property of $10,000,000) and shall maintain or cause to be maintained builders'
         risk insurance during construction of any Improvements or Modifications in each case in amounts no less than (x) during the Construction Period, an amount at least equal to the sum of the Property
         Cost of such Property plus the amount of any deductibles payable by the policyholder of such insurance and (y) during the Term, the then current replacement value of such Property (assuming that such Property was in the condition required by the terms of this Lease immediately prior to such loss) and on terms that (i) are no less favorable than insurance covering other similar properties owned by Lessee and (ii) are then carried by similarly situated companies conducting business similar to that conducted by Lessee.  The policies shall name Lessee as the insured and shall be endorsed to name Lessor and the Agent (on behalf of the Lenders and the Holders) as a named additional insured and loss payee, to the extent of their respective interests; provided, prior to the Rent Commencement Date for any Property any loss payable under the insurance policies required by this Section and any amounts paid to the Lessee under such policies and any condemnation proceeds, award or other compensation to which Lessee or Lessor may become entitled by reason of their respective interests in the Property, will be paid, or immediately turned over by the Lessee, to Lessor.  All amounts held by the Lessor hereunder with respect to any Property on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and under the other
         Operative Agreements and to the extent no Default or Event of Default shall have occurred and be continuing at such time, Lessor shall pay such amounts so held by Lessor to the Construction Agent in order to complete construction of such Property from time to time under substantially the same conditions as Advances are made during the Construction Period.

                  (b)      If, during the Term with respect to a Property the area in which such Property is located is designated a "flood-prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of
         1973.  In addition, Lessee will fully comply with the requirements of the National Flood Insurance
         Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Legal Requirement, concerning flood insurance to the extent that it applies to any such Property.

                  (c)      During the Term, Lessee shall, in the operation and use of each Property, maintain workers' compensation insurance consistent with that carried by similarly situated companies conducting business similar to that conducted by Lessee and containing minimum liability limits of no less than $100,000.  In the operation of each Property, Lessee shall comply with workers'
         compensation laws applicable to Lessee, and protect Lessor, each Holder, the Agent and each Lender
         (and solely with respect to the Little Rock Property, the Trustee, the Bond Trustee and the City of
         Little Rock) against any liability under such laws.

                  (d)      During the Term, Lessee will maintain environmental liability insurance with respect to the Little Rock Property acceptable to the Agent and the Majority Secured Parties.

                  (e)      During the Term, Lessee will maintain remediation cost cap insurance with respect to the Little Rock Property acceptable to the Agent and the Majority Secured Parties.

                  (f)      During the Construction Period with respect to a Property, the Lessee shall procure and carry or cause to be procured and carried all such insurance referenced in the immediately preceding clauses (a)-(e) for such Property, but Lessor shall pay the costs of obtaining such insurance so long as (i) such costs are properly described in a Requisition delivered by the
         Construction Agent or the Lessor otherwise has knowledge such payment is due and (ii) funds are made available by the Lenders and Holders in connection with such Requisition in an amount sufficient to allow such payment, and thereafter such costs shall be paid by the Lessee.

         14.3     Coverage.

                  (a)      As of the date of this Lease and annually thereafter during the Term, Lessee shall furnish the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) with certificates prepared by the insurers or insurance broker of Lessee showing the insurance required under Sections 14.1 and 14.2 is in effect, naming (to the extent of their respective interests)
         Lessor, the Trustee, the Bond Trustee, the City of Little Rock, the Holders, the Agent and the
         Lenders as additional insureds and loss payees and evidencing the other requirements of this
         Article XIV together with such other evidence that the insurance required under Section 14.1 and 14.2 are in effect as the Agent shall reasonably request.  Subject to the provisions of Sections 14.1 and
         14.2(f) hereof, all such insurance shall be at the cost and expense of Lessee, and shall be provided by nationally recognized, financially sound insurance companies having an A/XI or better rating by
         A.M. Best's Key Rating Guide during the Construction Period and an A-/IX or better rating by A.M.
         Best's Key Rating Guide thereafter.  Lessee shall cause such certificates to include a provision for thirty (30) days' advance written notice by the insurer to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) in the event of cancellation or material alteration of such insurance.  If an Event of Default has occurred and is continuing and the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) so requests, Lessee shall deliver to the Agent (on behalf of Lessor and the other beneficiaries of such insurance coverage) copies of all insurance policies required by Sections 14.1 and 14.2.

                  (b)      Lessee agrees that the insurance policy or policies required by Sections 14.1 and
         14.2 shall include (i) an appropriate clause pursuant to which any such policy shall provide that it will not be invalidated should Lessee, any Contractor or any Financing Party, as the case may be, waive, at any time, any or all rights of recovery against any party for losses covered by such policy or due to any breach of warranty, fraud, action, inaction or misrepresentation by Lessee, any
         Financing Party, or any Person acting on behalf of Lessee, and (ii) a so called "Waiver of
         Subrogation" clause.  Lessee hereby waives any and all such rights against Lessor, the Trustee, the
         Bond Trustee, the City of Little Rock, the Holders, the Agent and the Lenders to the extent of payments made to any such Person under any such policy.

                  (c)      Neither Lessor nor Lessee shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIV, except that
         Lessor may carry separate liability insurance at Lessor's sole cost so long as (i) Lessee's insurance is designated as primary and in no event excess or contributory to any insurance Lessor may have in force which would apply to a loss covered under Lessee's policy and (ii) each such insurance policy will not cause Lessee's insurance required under this Article XIV to be subject to a coinsurance exception of any kind.

                  (d)      Subject to provisions of Section 14.1 and 14.2(f) hereof, Lessee shall pay as they become due all premiums for the insurance required by Section 14.1 and Section 14.2, and Lessee shall renew or replace each policy prior to the expiration date thereof or otherwise maintain the coverage required by such Sections without any lapse in coverage.

         14.4     Additional Insurance Requirements.

         Not in limitation of any provision of the Operative Agreements but in addition thereto, Lessee shall obtain any and all additional insurance policies (including without limitation with respect to Condemnation)
with regard to the Properties or otherwise with respect to the transactions contemplated by the Operative
Agreements as requested from time to time by Lessor.

ARTICLE XV

         15.1     Casualty and Condemnation.

                  (a)      Subject to the provisions of the Construction Agency Agreement and this Article XV and Article XVI (in the event Lessee delivers, or is obligated to deliver or is deemed to have delivered, a Termination Notice), and prior to the occurrence and continuation of a Default or an
         Event of Default, Lessee shall be entitled to receive (and Lessor hereby irrevocably assigns to
         Lessee all of Lessor's right, title and interest in) any condemnation proceeds, award, compensation or insurance proceeds under Section 14.2 hereof to which Lessee or Lessor may become entitled by reason of their respective interests in a Property (i) if all or a portion of such Property is damaged or destroyed in whole or in part by a Casualty or (ii) if the use, access, occupancy, easement rights or title to such Property or any part thereof is the subject of a Condemnation;
         provided, however, if a Default or an Event of Default shall have occurred and be continuing or if such award, compensation or insurance proceeds shall exceed $1,000,000, then such award, compensation or insurance proceeds shall be paid directly to Lessor or, if received by Lessee, shall be held in trust for Lessor, and shall be paid over by Lessee to Lessor and held in accordance with the terms of this Article XV.  All amounts held by Lessor hereunder on account of any award, compensation or insurance proceeds either paid directly to Lessor or turned over to Lessor shall be held as security for the performance of Lessee's obligations hereunder and under the other Operative
         Agreements and (i) to the extent no Default or Event of Default shall have occurred and be continuing at such time, Lessor shall pay such amounts so held by Lessor to Lessee either (A) from time to time under substantially the same conditions as Advances were made to the Construction Agent during the Construction Period as Lessee restores and repairs such Property pursuant to Section 15.1
         (e), or (B) promptly upon Lessee's payment in full of the Termination Value for such Property pursuant to Article XVI or (ii) to the extent a Default or Event of Default has occurred and is continuing, all amounts so held by Lessor shall be paid over to Lessee when such obligations of
         Lessee with respect to such matters (and all other obligations of Lessee which should have been satisfied pursuant to the Operative Agreements as of such date) have been satisfied and no Default or Event of Default is then continuing.

                  (b)      Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or
         Condemnation and shall pay all expenses thereof.  At Lessee's reasonable request, and at Lessee's sole cost and expense, Lessor and the Agent shall participate in any such proceeding, action, negotiation, prosecution or adjustment.  Lessor and Lessee agree that this Lease shall control the rights of Lessor and Lessee in and to any such award, compensation or insurance payment.

                  (c)      If Lessee shall receive notice of a Casualty or a Condemnation of a Property or any interest therein where damage to the affected Property is estimated to equal or exceed twenty-five percent (25%) of the Property Cost of such Property, Lessee shall give notice thereof to Lessor promptly after Lessee's receipt of such notice.  In the event such a Casualty or Condemnation occurs
         (regardless of whether Lessee gives notice thereof), then Lessee shall be deemed to have delivered a
         Termination Notice to Lessor and the provisions of Sections 16.1 and 16.2 shall apply.

                  (d)      In the event of a Casualty or a Condemnation (regardless of whether notice thereof must be given pursuant to paragraph (c)), this Lease shall terminate with respect to the applicable
         Property in accordance with Section 16.1 if Lessee, within thirty (30) days after such occurrence, delivers to Lessor a notice to such effect.

                  (e)      If pursuant to this Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the affected Property, Lessee shall, at its sole cost and expense (subject to reimbursement in accordance with Section 15.1(a)) promptly and diligently repair any damage to the applicable Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 10.1 and 11.1, using the as-built Plans and
         Specifications or manufacturer's specifications for the applicable Improvements, Equipment or other components of the applicable Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the applicable Property and all applicable Legal Requirements), so as to restore the applicable Property to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or
         Condemnation (assuming all maintenance and repair standards have been satisfied). In such event, title to the applicable Property shall remain with Lessor.

                  (f)      In no event shall a Casualty or Condemnation affect Lessee's obligations to pay
         Rent pursuant to Article III.

                  (g)      Notwithstanding anything to the contrary set forth in Section 15.1(a) or
         Section 15.1(e), if during the Term with respect to a Property a Casualty occurs with respect to such
         Property or Lessee receives notice of a Condemnation with respect to such Property, and following such Casualty or Condemnation, the applicable Property cannot reasonably be restored, repaired or replaced on or before the day one hundred eighty (180) days prior to the Expiration Date or the date nine (9) months after the occurrence of such Casualty or Condemnation to the same or a greater remaining economic value, useful life, utility, condition, operation and function as existed immediately prior to such Casualty or Condemnation (assuming all maintenance and repair standards have been satisfied) or on or before such day such Property is not in fact so restored, repaired or replaced, then Lessee shall be required to exercise its Purchase Option for such Property on the next Payment Date (notwithstanding the limits on such exercise contained in Section 20.2) and pay
         Lessor the Termination Value for such Property and, upon receipt of such amount, and all other amounts due and owing by the Lessee, Lessor shall convey such Property to Lessee in accordance with the provisions of Section 20.2 hereof; provided, if any Default or Event of Default has occurred and is continuing, Lessee shall also promptly (and in any event within three (3) Business Days) pay
         Lessor any award, compensation or insurance proceeds received on account of any Casualty or
         Condemnation with respect to any Property; provided, further, that if no Default or Event of Default has occurred and is continuing, any Excess Proceeds shall be paid to Lessee.  If a Default or an
         Event of Default has occurred and is continuing and any Loans, Holder Advances or other amounts are owing with respect thereto, then any Excess Proceeds (to the extent of any such Loans, Holder
         Advances or other amounts owing with respect thereto) shall be paid to Lessor, held as security for the performance of Lessee's obligations hereunder and under the other Operative Agreements and applied to such obligations upon the exercise of remedies in connection with the occurrence of an
         Event of Default, with the remainder of such Excess Proceeds in excess of such Loans, Holder
         Advances and other amounts owing with respect thereto, being distributed to the Lessee.

                  (h)      The provisions of Sections 15.1(a) through 15.1(g) shall not apply to any Property until after the Construction Period Termination Date applicable to such Property.

         15.2     Environmental Matters.

         Promptly upon Lessee's actual knowledge of the presence of Hazardous Substances in any portion of any Property or Properties in concentrations and conditions that constitute an Environmental Violation and which, in the reasonable opinion of Lessee, the cost to undertake any legally required response, clean up, remedial or other action will or might result in a cost to Lessee of more than $1,000,000, Lessee shall notify Lessor in writing of such condition.  In the event of any Environmental Violation (regardless of whether notice thereof must be given), Lessee shall, not later than thirty (30) days after Lessee has actual knowledge of such Environmental Violation, either deliver to Lessor a Termination Notice with respect to the applicable Property or Properties pursuant to Section 16.1, if applicable, or, at Lessee's sole cost and expense, promptly and diligently undertake and diligently complete any response, clean up, remedial or other action (including without limitation the pursuit by Lessee of appropriate action against any off-site or third party source for contamination) necessary to remove, cleanup or remediate the Environmental Violation in accordance with all Environmental Laws.  Any such undertaking shall be timely completed in accordance with prudent industry standards.  If Lessee does not deliver a Termination Notice with respect to such Property pursuant to Section 16.1, Lessee shall, upon completion of remedial action by Lessee, cause to be prepared by a reputable environmental consultant acceptable to Lessor a report describing the Environmental Violation and the actions taken by Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in full compliance with applicable
Environmental Law.  The Lessee shall also comply with its obligations regarding the delivery of environmental site assessments in connection with its exercising of the Sale Option (as set forth in Section 20.3) or its election of the Walk-Away Option (as set forth in Section 20.4).

         15.3     Notice of Environmental Matters.

         Promptly,  but in any event  within five (5) Business  Days from the date Lessee has actual  knowledge thereof,  Lessee  shall  provide  to Lessor  written  notice of any  pending  or  threatened  claim,  action or proceeding  involving  any  Environmental  Law  or  any  Release  on or in  connection  with  any  Property  or
Properties.  All such  notices  shall  describe  in  reasonable  detail  the  nature  of the  claim,  action or proceeding and Lessee's  proposed response thereto.  In addition,  Lessee shall provide to Lessor,  within five
(5) Business Days of receipt,  copies of all material written  communications  with any Governmental  Authority relating to any  Environmental  Law in connection  with any Property.  Lessee shall also promptly  provide such detailed reports of any such material environmental claims as may reasonably be requested by Lessor.

ARTICLE XVI

         16.1     Termination Upon Certain Events.

         If Lessee has delivered, or is deemed to have delivered, written notice of a termination of this
Lease with respect to the applicable Property to Lessor in the form described in Section 16.2(a) (a
"Termination Notice") pursuant to the provisions of this Lease, then following the applicable Casualty,
Condemnation or Environmental Violation, this Lease shall terminate with respect to the affected Property on the applicable Termination Date.

         16.2     Procedures.

                  (a)      A Termination Notice shall contain:  (i) notice of termination of this Lease with respect to the affected Property on a Payment Date not more than sixty (60) days after Lessor's receipt of such Termination Notice (the "Termination Date"); and (ii) a binding and irrevocable agreement of Lessee either to pay or to cause its nominee to pay the Termination Value for the applicable Property and purchase Lessor's right, title and interest in and to such Property on such
         Termination Date.

                  (b)      On each Termination Date, Lessee shall pay to Lessor the Termination Value for the applicable Property, and Lessor shall convey Lessor's right, title and interest in and to such
         Property or the remaining portion thereof, if any, to Lessee (or Lessee's designee), all in accordance with Section 20.2.

ARTICLE XVII

         17.1     Lease Events of Default.

         If any one (1) or more of the following events (each a "Lease Event of Default") shall occur:

                  (a)      Lessee shall fail to make payment of (i) any Basic Rent (except as set forth in clause (ii)) within three (3) Business Days after the same has become due and payable or (ii) any
         Termination Value, on the date any such payment is due and payable, or any payment of Basic Rent or
         Supplemental Rent due on the due date of any such payment of Termination Value, or any amount due on the Expiration Date;

                  (b)      Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental
         Rent referred to in Section 17.1(a)(ii)) or any other Credit Party shall fail to make any payment of any amount under any Operative Agreement which has become due and payable within three (3) Business
         Days after receipt of notice that such payment is due;

                  (c)      Lessee shall fail to maintain insurance as required by Article XIV of this Lease or to deliver any requisite annual certificate with respect thereto within ten (10) days of the date such certificate is due under the terms hereof or Lessee shall fail to perform its obligations under
         Articles XX, XXI and XXII hereof;

                  (d)      (i) Lessee shall fail to observe or perform any term, covenant, obligation or condition of Lessee under this Lease (including without limitation the Incorporated Covenants) or any other Operative Agreement to which Lessee is a party other than those set forth in
         Sections 17.1(a), (b) or (c) hereof, or any other Credit Party shall fail to observe or perform any term, covenant, obligation or condition of such Credit Party under any Operative Agreement other than those set forth in Section 17.1(b) hereof and such failure shall continue for thirty (30) days
         (or with respect to the Incorporated Covenants, the grace period, if any, applicable thereto) after notice thereof to the Lessee or such Credit Party, or (ii) any representation or warranty made by
         Lessee or any other Credit Party set forth in this Lease (including without limitation the
         Incorporated Representation and Warranties) or in any other Operative Agreement or in any document entered into in connection herewith or therewith or in any document, certificate or financial or other statement delivered in connection herewith or therewith shall be false, misleading or inaccurate in any material way when made;

                  (e)      A Construction Agency Agreement Event of Default shall have occurred and be continuing;

                  (f)      Any Credit Party or any Subsidiary of any Credit Party shall default (beyond applicable periods of grace and/or notice and cure) in the payment when due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $5,000,000; or any other event or condition shall occur which results in a default of any such Indebtedness or enables the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g)      The liquidation or dissolution of any Credit Party, or the suspension of the business of any Credit Party, or the filing by any Credit Party of a voluntary petition or an answer seeking reorganization, arrangement, readjustment of its debts or for any other relief under the
         United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, or any other action of any Credit Party indicating its consent to, approval of or acquiescence in, any such petition or proceeding; the application by any Credit
         Party for, or the appointment by consent or acquiescence of any Credit Party of a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property; the making by any Credit Party of any assignment for the benefit of creditors; the inability of any Credit
         Party or the admission by any Credit Party in writing of its inability to pay its debts as they mature; or any Credit Party taking any corporate action to authorize any of the foregoing;

                  (h)      The filing of an involuntary petition against any Credit Party in bankruptcy or seeking reorganization, arrangement, readjustment of its debts or for any other relief under the
         United States Bankruptcy Code, as amended, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver, a trustee or a custodian of any Credit Party for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Credit Party, and the continuance of any of such events for ninety (90) days undismissed or undischarged;

                  (i)      The adjudication of any Credit Party as bankrupt or insolvent;

                  (j)      The entering of any order in any proceedings against any Credit Party or any
         Subsidiary of any Credit Party decreeing the dissolution, divestiture or split-up of any Credit
         Party or any Subsidiary of any Credit Party;

                  (k)      [Intentionally Omitted].

                  (l)      Any Lessee Credit Agreement Event of Default shall have occurred and be continuing and shall not have been waived;

                  (m)      A final judgment or judgments for the payment of money shall be rendered by a court or courts against any Credit Party or any Subsidiary of any Credit Party in excess of $5,000,000 in the aggregate, and (i) the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof, or (ii) any Credit Party or any such Subsidiary shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or (iii)
         such judgment or judgments shall not be discharged (or provisions shall not be made for such discharge) within thirty (30) days after a decision has been reached with respect to such appeal and the related stay has been lifted;

                  (n)      Any Credit Party or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $2,000,000 which it shall have become liable to pay to the PBGC or to a Pension Plan under Title IV of ERISA; or notice of intent to terminate a Pension
         Plan or Pension Plans having aggregate Unfunded Liabilities in excess of $5,000,000 shall be filed under Title IV of ERISA by any Credit Party or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under
         Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Pension
         Plan or Pension Plans or a proceeding shall be instituted by a fiduciary of any such Pension Plan or
         Pension Plans against any Credit Party or any member of the Controlled Group to enforce Section 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Pension Plan or Pension Plans must be terminated;

                  (o)      a Change in Control shall occur;

                  (p)      Any Operative Agreement shall cease to be in full force and effect (A) (during the
         Construction Period for any Property then subject to the Operative Agreements) at any time due to the actions or inactions of Lessee or (B) (after the Construction Period for any Property then subject to the Operative Agreement) at any time; or

                  (q)      Except as to any Credit Party which is released in connection with the Operative
         Agreements, the guaranty given by any Guarantor under the Participation Agreement or any material provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty;

then, in any such event, Lessor may, in addition to the other rights and remedies provided for in this
Article XVII and in Section 18.1, terminate this Lease and/or Lessee's right of possession in any Property by giving Lessee five (5) days notice of such termination (provided, notwithstanding the foregoing, this Lease shall be deemed to be automatically terminated without the giving of notice upon the occurrence of a Lease
Event of Default under Sections 17.1(g), (h) or (i)), and this Lease shall terminate, and all rights of
Lessee under this Lease shall cease.  Lessee shall, to the fullest extent permitted by law, pay as
Supplemental Rent all costs and expenses incurred by or on behalf of Lessor or any other Financing Party, including without limitation reasonable fees and expenses of counsel, as a result of any Lease Event of
Default hereunder.

                  A POWER OF SALE HAS BEEN GRANTED IN THIS LEASE.  A POWER OF SALE MAY ALLOW LESSOR OR A
         TRUSTEE, AS APPLICABLE, TO TAKE THE PROPERTIES AND SELL THE PROPERTIES WITHOUT GOING TO COURT IN A
         FORECLOSURE ACTION UPON THE OCCURRENCE OF A LEASE EVENT OF DEFAULT.

         17.2     Surrender of Possession.

         If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall, upon thirty (30) days written notice, surrender to Lessor possession of the Properties.  Lessor may enter upon and repossess the Properties by such means as are available at law or in equity, and may remove Lessee and all other Persons and any and all personal property and Lessee's equipment and personalty and severable Modifications from the Properties.
Lessor shall have no liability by reason of any such entry, repossession or removal performed in accordance with applicable law.  Upon the written demand of Lessor, Lessee shall return the Properties promptly to
Lessor, in the manner and condition required by, and otherwise in accordance with the provisions of,
Section 22.1(c) hereof.

         17.3     Reletting.

         If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessor may, but shall be under no obligation to, relet any or all of the Properties, for the account of Lessee or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) and for such purposes as Lessor may determine, and
Lessor may collect, receive and retain the rents resulting from such reletting.  Lessor shall not be liable to Lessee for any failure to relet any Property or for any failure to collect any rent due upon such reletting.

         17.4     Damages.

         Neither (a) the termination of this Lease and/or the Lessee's right of possession as to all or any of the Properties pursuant to Section 17.1; (b) the repossession of all or any of the Properties; nor (c) the failure of Lessor to relet all or any of the Properties, the reletting of all or any portion thereof, nor the failure of Lessor to collect or receive any rentals due upon any such reletting, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive any such termination, repossession or reletting.  If any Lease Event of Default shall have occurred and be continuing and notwithstanding any termination of this Lease pursuant to Section 17.1, Lessee shall forthwith pay to Lessor all Rent and other sums due and payable hereunder to and including without limitation the date of such termination.  Thereafter, on the days on which the Basic Rent or Supplemental Rent, as applicable, are payable under this Lease or would have been payable under this Lease if the same had not been terminated pursuant to Section 17.1 and until the end of the Term hereof or what would have been the Term in the absence of such termination, Lessee shall pay Lessor, as current liquidated damages (it being agreed that it would be impossible accurately to determine actual damages) an amount equal to the Basic Rent and Supplemental Rent that are payable under this
Lease or would have been payable by Lessee hereunder if this Lease had not been terminated pursuant to
Section 17.1, less the net proceeds, if any, which are actually received by Lessor with respect to the period in question of any reletting of any Property or any portion thereof; provided, that Lessee's obligation to make payments of Basic Rent and Supplemental Rent under this Section 17.4 shall continue only so long as
Lessor shall not have received the amounts specified in Section 17.6.  In calculating the amount of such net proceeds from reletting, there shall be deducted all of Lessor's, Trustee's, Bond Trustee's, any Holder's,
the Agent's and any Lender's reasonable expenses in connection therewith, including without limitation repossession costs, brokerage or sales commissions, fees and expenses for counsel and any necessary repair or alteration costs and expenses incurred in preparation for such reletting.  To the extent Lessor receives any damages pursuant to this Section 17.4, such amounts shall be regarded as amounts paid on account of Rent.
Lessee specifically acknowledges and agrees that its obligations under this Section 17.4 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.5     Power of Sale.

         Without limiting any other remedies set forth in this Lease, Lessor and Lessee agree that Lessee has granted, pursuant to Section 7.1(b) hereof and each Lease Supplement, a Lien against the Properties WITH
POWER OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose Lessor's interest (or cause such interest to be foreclosed) in all or any part of the Properties.  With respect to any Property located in Arizona, the POWER OF SALE referenced in this Section 17.5 shall be deemed to be granted to First American Title Insurance Company, as trustee, and not to the Lessor.

         17.6     Final Liquidated Damages.

         If a Lease Event of Default shall have occurred and be continuing, whether or not this Lease shall have been terminated pursuant to Section 17.1 and whether or not Lessor shall have collected any current liquidated damages pursuant to Section 17.4, Lessor shall have the right to recover, by demand to Lessee and at Lessor's election, and Lessee shall pay to Lessor, as and for final liquidated damages, but exclusive of the indemnities payable under Section 11 of the Participation Agreement (which, if requested, shall be paid concurrently), and in lieu of all current liquidated damages beyond the date of such demand (it being agreed that it would be impossible accurately to determine actual damages) the Termination Value as well as current liquidated damages (prior to date of demand).  Upon payment of the amount specified pursuant to the first sentence of this Section 17.6, Lessee shall be entitled to receive from Lessor, either at Lessee's request or upon Lessor's election, in either case at Lessee's cost, an assignment of Lessor's entire right, title and interest in and to the Properties, Improvements, Fixtures, Modifications, Equipment and all components thereof, in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of this Lease (including without limitation the release of any memoranda of Lease and/or the Lease
Supplement recorded in connection therewith) and any Lessor Liens.  The Properties shall be conveyed to
Lessee "AS-IS, WHERE-IS" and in their then present physical condition.  If any statute or rule of law shall limit the amount of such final liquidated damages to less than the amount agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law; provided, however, Lessee shall not be entitled to receive an assignment of Lessor's interest in the Properties, the Improvements, Fixtures,
Modifications, Equipment or the components thereof unless Lessee shall have paid in full the Termination
Value.  Lessee specifically acknowledges and agrees that its obligations under this Section 17.6 shall be absolute and unconditional under any and all circumstances and shall be paid and/or performed, as the case may be, without notice or demand except as expressly provided herein and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever.

         17.7     Environmental Costs.

         If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall pay directly to any third party (or at
Lessor's election, reimburse Lessor) for the cost of any environmental testing and/or remediation work undertaken respecting any Property, as such testing or work is deemed appropriate in the reasonable judgment of Lessor, and shall indemnify and hold harmless Lessor and each other Indemnified Person therefrom.  Lessee shall pay all amounts referenced in the immediately preceding sentence within ten (10) days of any request by
Lessor for such payment.

         17.8     Waiver of Certain Rights.

         If this Lease shall be terminated pursuant to Section 17.1, Lessee waives, to the fullest extent permitted by Law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or possession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt; and (d) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Article XVII.

         17.9     Assignment of Rights Under Contracts.

         If a Lease Event of Default shall have occurred and be continuing, and whether or not this Lease shall have been terminated pursuant to Section 17.1, Lessee shall upon Lessor's demand immediately assign, transfer and set over to Lessor all of Lessee's right, title and interest in and to each agreement executed by Lessee in connection with the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties (including without limitation all right, title and interest of Lessee with respect to all warranty, performance, service and indemnity provisions), as and to the extent that the same relate to the acquisition, installation, testing, use, development, construction, operation, maintenance, repair, refurbishment and restoration of the Properties or any of them.

         17.10    Remedies Cumulative.

         The remedies herein provided shall be cumulative and in addition to (and not in limitation of) any other remedies available at law, equity or otherwise, including without limitation any mortgage foreclosure remedies.

ARTICLE XVIII

         18.1     Lessor's Right to Cure Lessee's Lease Defaults.

         Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of
Lessee, including without limitation the failure by Lessee to maintain the insurance required by Article XIV, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of
Lessee, enter upon any Property, and take all such action thereon as may be necessary or appropriate therefor.  No such entry shall be deemed an eviction of any lessee.  All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the
Overdue Rate from the date on which such sums or expenses are paid by Lessor, shall be paid by Lessee to
Lessor on demand.

ARTICLE XIX

         19.1     Provisions Relating to Lessee's Exercise of its Purchase Option.

         Subject to Section 19.2, in connection with any termination of this Lease with respect to any
Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase
Option, upon the date on which this Lease is to terminate with respect to any Property, and upon tender by
Lessee of the amounts set forth in Sections 16.2(b) or 20.2, as applicable, Lessor shall execute and deliver to Lessee (or to Lessee's designee) at Lessee's cost and expense an assignment (by deed or other appropriate instrument) of Lessor's entire interest in such Property, in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to Lessor but without any other warranties (of title or otherwise) from Lessor.  Such Property shall be conveyed to Lessee "AS-IS,
"WHERE-IS" and in then present physical condition.

         19.2     No Purchase or Termination With Respect to Less than All of a Property.

         Except as otherwise expressly provided in Section 20.1 hereof, Lessee shall not be entitled to exercise its Purchase Option or the Sale Option separately with respect to a portion of any Property consisting of Land, Equipment, Improvements and/or any interest pursuant to a Ground Lease but shall be required to exercise its Purchase Option or the Sale Option with respect to an entire Property.

ARTICLE XX

         20.1     Purchase Option, Sale Option or Walk-Away Option - General Provisions.

         Not less than one hundred twenty (120) days and no more than one hundred eighty (180) days prior to the Expiration Date or (respecting the Purchase Option only) any Payment Date, Lessee may give Lessor irrevocable written notice (the "Election Notice") that Lessee is electing to exercise either (a) the option to purchase all, but not less than all, the Properties on the Expiration Date or on the Payment Date
specified in the Election Notice or to cause its nominee to complete such purchase (the "Purchase Option"),
(b) with respect to an Election Notice given in connection with the Expiration Date only, the option to remarket all, but not less than all, the Properties to a Person other than Lessee or any Affiliate of Lessee and cause a sale of such Properties to occur on the Expiration Date pursuant to the terms of Section 22.1
(the "Sale Option") or (c) with respect to an Election Notice given in connection with the Expiration Date only, the option to pay the Maximum Residual Guarantee Amount on the Expiration Date and surrender, or cause to be surrendered, each of the Properties in accordance with the terms and conditions of Section 10.1 (the
"Walk-Away Option").  If Lessee does not give an Election Notice indicating the Purchase Option, the Sale
Option or the Walk-Away Option at least one hundred twenty (120) days and not more than one hundred eighty (180) days prior to the Expiration Date, then, unless such Expiration Date is the final Expiration Date to which the Term may be extended, the term of this Lease shall be extended in accordance with Section 2.2 hereof; if such Expiration Date is the final Expiration Date, then Lessee shall be deemed to have elected the
Purchase Option.  If Lessee shall either (i) elect (or be deemed to have elected) to exercise the Purchase
Option, (ii) elect the Sale Option and fail to cause all, but not less than all, the Properties to be sold in accordance with the terms of Section 22.1 on the Expiration Date or (iii) elect the Walk-Away Option and fail to either pay the Maximum Residual Guarantee Amount on the Expiration Date or to surrender, or cause to be surrendered, each of the Properties in accordance with the terms and conditions of Section 10.1 on the
Expiration Date, then in any such case Lessee shall pay to Lessor on the date on which such purchase or sale is scheduled to occur an amount equal to the Termination Value for all, but not less than all, the Properties
(which the parties do not intend to be a "bargain" purchase price) and, upon receipt of such amounts and satisfaction of such obligations, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all, but not less than all, the Properties in accordance with Section 20.2.

         In addition, at Lessee's option and without the consent of any Financing Party, Lessee may provide irrevocable written notice to Lessor not less than thirty (30) days and, no more than one hundred eighty (180) days, prior to any Payment Date (in all cases prior to Lessee's election of the Purchase Option,
Sale Option or Walk-Away Option with respect to the Properties) that Lessee desires to purchase Lessor's right, title and interest in and to the undeveloped real property portion of any Property (hereinafter referred to as "Excess Land") on such Payment Date, if (i) such Excess Land to be purchased by Lessee has a separate legal and tax parcel number, (ii) the conveyance of such right, title and interest in and to such
Excess Land will not impair the access, use, occupancy or fair market value of the Properties remaining in the Trust after such conveyance, (iii) the Properties remaining in the Trust (A) shall constitute one or more legal and tax parcels, (B) shall contain at least one building (or building in construction), (C) shall be viable as a separate property in compliance with Legal Requirements and (D) shall have a fair market value
(as determined by the Appraisal Procedure) of 100% or more of the Property Cost allocable to such remaining
Properties and (v) at the time of sale to Lessee of Lessor's right, title and interest in and to such Excess
Land, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the purchase price for such Excess Land) (the terms referenced in the foregoing subsections (i), (ii), (iii), (iv) and (v), may be referred to as the "Parcel Sale Requirements"). To the extent the Parcel Sale Requirements are satisfied, Lessor shall sell Lessor's right, title and interest in and to such Excess Land to Lessee as provided in Section 20.2 on the Payment Date specified in such notice for a purchase price equal to the Property Cost allocable to such Excess Land as agreed upon between the
Lessor and the Lessee (which the parties do not intend to be a "bargain" purchase price).

         20.2     Lessee Purchase Option.

         Provided, no Default or Event of Default shall have occurred and be continuing (other than those that will be cured by the payment of the Termination Value for all the Properties) and provided, that the
Election Notice has been appropriately given specifying the Purchase Option, Lessee shall purchase or shall cause its nominee to purchase all of Lessor's right, title and interest in and to the Properties for which the Purchase Option was elected (or deemed elected) on the date on which such purchase is scheduled to occur at a price equal to the Termination Value for such Properties (which the parties do not intend to be a
"bargain" purchase price).

         Subject to Section 19.2, in connection with any termination of this Lease with respect to any
Property pursuant to the terms of Section 16.2, or in connection with Lessee's exercise of its Purchase
Option, upon the date on which this Lease is to terminate with respect to a Property or all of the
Properties, and upon tender by Lessee of the amounts set forth in Section 16.2(b) or this Section 20.2, as applicable, Lessor shall execute, acknowledge (where required) and deliver to Lessee, at Lessee's cost and expense, each of the following:  (a) a termination or assignment (as reasonably requested by the Lessee) of the Head Lease and each applicable Ground Lease and special or limited warranty Deeds conveying such Property
(to the extent it is real property not subject to the Head Lease or a Ground Lease) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale
conveying such Property (to the extent it is personal property and not subject to the Head Lease) to Lessee free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any real estate tax affidavit or other document required by law to be executed and filed in order to record the applicable Deed and/or the applicable Head Lease or Ground Lease termination; and (d) FIRPTA affidavits.  All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor.  The applicable Property shall be conveyed to Lessee "AS-IS, WHERE-IS" and in then present physical condition.

         If any Property is the subject of remediation efforts respecting Hazardous Substances at the
Expiration Date which could materially and adversely impact the Fair Market Sales Value of such Property
(with materiality determined in Lessor's discretion), then Lessee shall be obligated to purchase Lessor's right, title and interest in and to each such Property pursuant to Section 20.2.

         On the Expiration Date and/or any Payment Date on which Lessee has elected to exercise its Purchase
Option, Lessee shall pay (or cause to be paid) to Lessor, the Agent and all other parties, as appropriate, the sum of all costs and expenses incurred by any such party in connection with the election by Lessee to exercise its Purchase Option and all Rent and all other amounts then due and payable or accrued under this
Lease and/or any other Operative Agreement.

         20.3     Third Party Sale Option.

                  (a)      Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Sale Option,
         Lessee shall undertake to cause a sale of the Properties on the Expiration Date (all as specified in the Election Notice) in accordance with the provisions of Section 22.1 hereof.

                  (b)      In the event Lessee exercises the Sale Option then, as soon as practicable and in all events not less than sixty (60) days and not more than one hundred eighty (180) days prior to the Expiration Date, Lessee shall cause to be delivered to Lessor such investigations as deemed necessary by Lessor, including without limitation, a Phase I environmental site assessment for each of the Properties recently prepared (no more than thirty (30) days old) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor.  Lessor (at the direction of the Agent) shall elect whether the costs incurred respecting the above-referenced Phase I environmental site assessment shall be paid by either (i) sales proceeds from the Properties, (ii) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available Holder Commitments or each Lender and each
         Holder approves the necessary increases in the Available Commitments and the Available Holder
         Commitments to fund such costs) or (iii) Lessee; provided, amounts funded by the Lenders and the
         Holders with respect to the foregoing shall be added to the Property Cost of each applicable
         Property; provided, further, amounts funded by Lessee with respect to the foregoing shall be a part of (and limited by) the Maximum Residual Guarantee Amount.  In the event that Lessor shall not have received such environmental site assessment (or if remediation has been undertaken to address any
         Environmental Violation or potential Environmental Violation, an additional environmental site assessment prepared on the same basis as referenced above in this paragraph) by the date sixty (60)
         days prior to the Expiration Date or in the event that such environmental site assessment (or if remediation has been undertaken to address any Environmental Violation or potential Environmental
         Violation, an additional environmental site assessment prepared on the same basis as referenced above in this paragraph) shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on the
         Expiration Date shall pay to Lessor an amount equal to the Termination Value for all the Properties and any and all other amounts due and owing hereunder.  Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to Lessee all of Lessor's right, title and interest in and to all the Properties in accordance with Section 19.1.

         20.4     Walk-Away Option.

                  (a)      Provided, that (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Election Notice has been appropriately given specifying the Walk-Away
         Option, Lessee shall pay the Maximum Residual Guarantee Amount on the Expiration Date and surrender, or cause to be surrendered, each of the Properties in accordance with the terms of Section 10.1.

                  (b)      In the event Lessee exercises the Walk-Away Option then, as soon as practicable and in all events not less than sixty (60) days and not more than one hundred eighty (180) days prior to the Expiration Date, Lessee shall cause to be delivered to Lessor a Phase I environmental site assessment for each of the Properties recently prepared (no more than thirty (30) days old) by an independent recognized professional reasonably acceptable to Lessor and in form, scope and content reasonably satisfactory to Lessor.  Lessor (at the direction of the Agent) shall elect whether the costs incurred respecting the above-referenced Phase I environmental site assessment shall be paid by either (i) sales proceeds from the Properties (to the extent a sale has been arranged at such time), (ii) Lessor (but only the extent amounts are available therefor with respect to the Available
         Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs) or (iii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to the foregoing shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to the foregoing shall be a part of (and limited by) the
         Maximum Residual Guarantee Amount.  In the event that Lessor shall not have received such environmental site assessment (or, if remediation has been undertaken to address any Environmental
         Violation or potential Environmental Violation, an additional environmental site assessment prepared on the same basis as referenced above in this paragraph) by the date sixty (60) days prior to the
         Expiration Date or in the event that such environmental site assessment (or, if remediation has been undertaken to address any Environmental Violation or potential Environmental Violation, an additional environmental site assessment prepared on the same basis as referenced above in this paragraph) shall reveal the existence of any material violation of Environmental Laws, other material Environmental Violation or potential material Environmental Violation (with materiality determined in each case by Lessor in its reasonable discretion), then Lessee on the Expiration Date shall pay to Lessor an amount equal to the Termination Value for all the Properties and any and all
         other amounts due and owing hereunder.  Upon receipt of such payment and all other amounts due under the Operative Agreements, Lessor shall transfer to Lessee all of Lessor's rights, title and interest in and to all Properties in accordance with Section 19.1.

ARTICLE XXI

         21.1     [Intentionally Omitted].

ARTICLE XXII

         22.1     Sale Procedure.

                  (a)      Nothing in this Article XXII shall adversely affect Lessee's rights with respect to the Walk-Away Option to the extent exercised in accordance with Section 20.4.  During the Marketing
         Period, Lessee and/or the Lessor (at the direction of the Agent) shall obtain bids for the cash purchase of all the Properties in connection with a sale to one (1) or more third party purchasers to be consummated on the Expiration Date or such earlier date as is acceptable to the Agent and the
         Lessee (the "Sale Date") for the highest price available, shall notify Lessor promptly of the name and address of each prospective purchaser and the cash price which each prospective purchaser shall have offered to pay for each such Property and shall provide Lessor with such additional information about the bids and the bid solicitation procedure as Lessor may reasonably request from time to time.  All such prospective purchasers must be Persons other than Lessee or any Affiliate of
         Lessee.  On the Sale Date, Lessee shall pay (or cause to be paid) to Lessor and all other parties, as appropriate, all Rent and all other amounts then due and payable or accrued under this Lease and/or any other Operative Agreement and Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the sale of one or more
         Properties shall be paid by either (i) sales proceeds from the Properties, (ii) Lessor (but only the extent amounts are available therefor with respect to the Available Commitments and the Available
         Holder Commitments or each Lender and each Holder approves the necessary increases in the Available
         Commitments and the Available Holder Commitments to fund such costs and expenses) or (iii) Lessee;
         provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum
         Residual Guarantee Amount of such Property.

                  Lessor may reject any and all bids and may solicit and obtain bids; provided, however, that notwithstanding the foregoing, Lessor may not reject the bids submitted by Lessee if such bids, in the aggregate, are greater than or equal to the sum of the Limited Recourse Amount for all the
         Properties, and represent bona fide offers from one (1) or more third party purchaser(s).  If the highest price which a prospective purchaser or the prospective purchasers shall have offered to pay for all the Properties on the Sale Date is less than the sum of the Limited Recourse Amount for all the Properties, or if such bids do not represent bona fide offers from one (1) or more third parties or if there are no bids, Lessor may elect to retain one or more of the Properties by giving Lessee prior written notice of Lessor's election to retain the same, and promptly upon receipt of such notice, Lessee shall surrender, or cause to be surrendered, each of the Properties specified in such notice in accordance with the terms and conditions of Section 10.1.  Upon acceptance of any bid,
         Lessor agrees, at Lessee's request and expense, to execute a contract of sale with respect to such sale, so long as the same is consistent with the terms of this Article 22 and provides by its terms that it is nonrecourse to Lessor.

                  Unless Lessor shall have elected to retain one or more of the Properties pursuant to the provisions of the preceding paragraph, Lessee and/or Lessor shall arrange for Lessor to sell all the
         Properties free and clear of the Lien of this Lease, any Lien created under or pursuant to the Bond
         Documents and any Lessor Liens attributable to Lessor, without recourse or warranty (of title or otherwise), for cash on the Sale Date to the purchaser or purchasers offering the highest cash sales price, as identified by Lessee or Lessor, as the case may be; provided, however, solely as to Lessor or the Trust Company, in its individual capacity, any Lessor Lien shall not constitute a Lessor Lien so long as Lessor or the Trust Company, in its individual capacity, is diligently and in good faith contesting, at the cost and expense of Lessor or the Trust Company, in its individual capacity, such
         Lessor Lien by appropriate proceedings in which event the applicable Sale Date, all without penalty or cost to Lessee, shall be delayed for the period of such contest.  To effect such transfer and assignment, Lessor shall execute, acknowledge (where required) and deliver to the appropriate purchaser each of the following:  (a) special or limited warranty Deeds conveying each such Property
         (to the extent it is real property titled to Lessor) and an assignment of the Ground Lease conveying the leasehold interest of Lessor in each such Property (to the extent it is real property and subject to a Ground Lease) to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (b) a Bill of Sale conveying each such
         Property (to the extent it is personal property) titled to Lessor to the appropriate purchaser free and clear of the Lien of this Lease, the Lien of the Credit Documents and any Lessor Liens; (c) any
         real estate tax affidavit or other document required by law to be executed and filed in order to record each Deed and/or each Ground Lease assignment; (d) FIRPTA affidavits, as appropriate; and
         (e) such other documents with respect to the Head Lease as Lessee may reasonably request in order to transfer the Little Rock Property free and clear of any Lien created by the Bond Documents.  All of the foregoing documentation must be in form and substance reasonably satisfactory to Lessor and the appropriate purchaser.  Lessee shall surrender the Properties so sold or subject to such documents to each purchaser in the condition specified in Section 10.1, or in such other condition as may be agreed between Lessee and such purchaser.  Lessee shall not take or fail to take any action which would have the effect of unreasonably discouraging bona fide third party bids for any Property.  If any Property is not either (i) sold on the Sale Date in accordance with the terms of this
         Section 22.1, or (ii) retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the second sentence of the second paragraph of this Section 22.1(a), then (x) Lessee shall be obligated to pay Lessor on the Sale Date an amount equal to the aggregate Termination Value for such
         Property, and (y) Lessor shall transfer such Property to Lessee in accordance with Section 20.2.

                  (b)      If the Properties are sold on a Sale Date to one (1) or more third party purchasers in accordance with the terms of Section 22.1(a) and the aggregate purchase price paid for all the
         Properties is less than the sum the aggregate Property Cost for all the Properties (hereinafter such difference shall be referred to as the "Deficiency Balance"), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts then due and owing pursuant to the Operative Agreements and the lesser of (i) the Deficiency Balance, or (ii) the
         Maximum Residual Guarantee Amount for all the Properties; provided, however, in no event shall
         Lessee be required to pay more than the Maximum Residual Guarantee Amount for any individual
         Property.  On a Sale Date if (x) Lessor receives the aggregate Termination Value for all the
         Properties from one (1) or more third party purchasers, (y) Lessor and such other parties receive all other amounts specified in the last sentence of the first paragraph of Section 22.1(a) and (z)
         the aggregate purchase price paid for all the Properties on such date exceeds the sum of the aggregate Property Cost for all the Properties, then Lessee may retain such excess.  If one or more the Properties are retained by Lessor pursuant to an affirmative election made by Lessor pursuant to the provisions of Section 22.1(a), then Lessee hereby unconditionally promises to pay to Lessor on the Sale Date all Rent and all other amounts then due and owing pursuant to the Operative Agreements and an amount equal to the Maximum Residual Guarantee Amount for the Properties so retained.  Any payment of the foregoing amounts described in this Section 22.1(b) shall be made together with a payment of all other amounts referenced in the last sentence of the first paragraph of
         Section 22.1(a).

                  (c)      In the event that all the Properties are either sold to one (1) or more third party purchasers on the Sale Date or retained by Lessor in connection with an affirmative election made by
         Lessor pursuant to the provisions of Section 22.1(a), then in either case on the applicable Sale
         Date Lessee shall provide Lessor or such third party purchaser (unless otherwise agreed by such third party purchaser) with (i) all permits, certificates of occupancy, governmental licenses and authorizations necessary to use, operate, repair, access and maintain each such Property for the purpose it is being used by Lessee, and (ii) such manuals, permits, easements, licenses, rights-of-way and other rights and privileges in the nature of an easement as are reasonably necessary or desirable in connection with the use, operation, repair, access to or maintenance of each such Property for its intended purpose or otherwise as Lessor or such third party purchaser(s)
         shall reasonably request.  All assignments, licenses, easements, agreements and other deliveries required by clauses (i) and (ii) of this paragraph (c) shall be in form reasonably satisfactory to
         Lessor or such third party purchaser(s), as applicable, and shall be fully assignable (including without limitation both primary assignments and assignments given in the nature of security) without payment of any fee, cost or other charge.  Lessee shall also execute any documentation requested by
         Lessor or such third party purchaser(s), as applicable, evidencing the continuation or assignment of each Ground Lease.

         22.2     Application of Proceeds of Sale.

         In the event Lessee receives any proceeds of sale of any Property (or portion thereof), such proceeds shall be deemed to have been received in trust on behalf of Lessor and Lessee shall promptly remit such proceeds to Lessor.  Lessor shall apply the proceeds of sale of any Property in the following order of priority:

                  (a)      FIRST, to pay or to reimburse Lessor (and/or the Agent, as the case may be) for the payment of all reasonable costs and expenses incurred by Lessor (and/or the Agent, as the case may
         be) in connection with the sale (to the extent Lessee has not satisfied its obligation to pay such costs and expenses);

                  (b)      SECOND, so long as the Credit Agreement is in effect and any Loans or Holder
         Advances or any amount is owing to the Financing Parties under any Operative Agreement, to the Agent to be applied pursuant to intercreditor provisions among Lessor, the Lenders and the Holders contained in the Operative Agreements; and

                  (c)      THIRD, to Lessee.

         22.3     Indemnity for Excessive Wear.

         If the proceeds of the sale described in Section 22.1 with respect to the Properties shall be less than the Limited Recourse Amount with respect to the Properties or if the Lessee shall have exercised the
Walk-Away Option with respect to the Properties, and at the time of such sale or at the end of the Term, as the case may be, it shall have been reasonably determined (pursuant to the Appraisal Procedure) that the Fair
Market Sales Value of the Properties shall have been impaired by modifications, subleasing or greater than expected wear and tear during the term of the Lease, Lessee shall pay to Lessor within ten (10) days after receipt of Lessor's written statement (i) the amount of such excess wear and tear determined by the Appraisal
Procedure or (ii) the amount of the Sale Proceeds Shortfall, whichever amount is less.

         22.4     Appraisal Procedure.

         For determining the Fair Market Sales Value of the Properties or any other amount which may, pursuant to any provision of any Operative Agreement, be determined by an appraisal procedure, Lessor and
Lessee shall use the following procedure (the "Appraisal Procedure").  Lessor and Lessee shall endeavor to reach a mutual agreement as to such amount for a period of ten (10) days from commencement of the Appraisal
Procedure under the applicable section of the Lease, and if they cannot agree within ten (10) days, then two
(2) qualified appraisers, one (1) chosen by Lessee and one (1) chosen by Lessor, shall mutually agree thereupon, but if either party shall fail to choose an appraiser within twenty (20) days after notice from the other party of the selection of its appraiser, then the appraisal by such appointed appraiser shall be binding on Lessee and Lessor.  If the two (2) appraisers cannot agree within twenty (20) days after both shall have been appointed, then a third appraiser shall be selected by the two (2) appraisers or, failing agreement as to such third appraiser within thirty (30) days after both shall have been appointed, by the
American Arbitration Association.  The decisions of the three (3) appraisers shall be given within twenty
(20) days of the appointment of the third appraiser and the decision of the appraiser most different from the average of the other two (2) shall be discarded and such average shall be binding on Lessor and Lessee;
provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on Lessor and Lessee.  The fees and expenses of the appraiser appointed by Lessee shall be paid by Lessee; the fees and expenses of the appraiser appointed by Lessor shall be paid by Lessor (such fees and expenses not being indemnified pursuant to Section 11 of the Participation
Agreement); and the fees and expenses of the third appraiser shall be divided equally between Lessee and
Lessor.

         22.5      Certain Obligations Continue.

         During the Marketing Period, the obligation of Lessee to pay Rent with respect to the Properties
(including without limitation the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full to Lessor of the sale proceeds, if any, the lesser of the Deficiency
Balance and the Maximum Residual Guarantee Amount, the amount due under Section 22.3, if any, and all other amounts due to Lessor or any other Person with respect to all Properties or any Operative Agreement.  Lessor
shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XXII.

ARTICLE XXIII

         23.1     Holding Over.

         If Lessee shall for any reason remain in possession of a Property after the expiration or earlier termination of this Lease as to such Property (unless such Property is conveyed to Lessee), such possession shall be as a tenancy at sufferance during which time Lessee shall continue to pay Supplemental Rent that would be payable by Lessee hereunder were the Lease then in full force and effect with respect to such
Property and Lessee shall continue to pay Basic Rent at the lesser of the highest lawful rate and one hundred ten percent (110%) of the last payment of Basic Rent due with respect to such Property prior to such expiration or earlier termination of this Lease.  Such Basic Rent shall be payable from time to time upon demand by Lessor and such additional amount of Basic Rent shall be applied by Lessor ratably to the Lenders and the Holders based on their relative amounts of the then outstanding aggregate Property Cost for all
Properties.  During any period of tenancy at sufferance, Lessee shall, subject to the second preceding sentence, be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenants at sufferance, to continue their occupancy and use of such Property.  Nothing contained in this Article XXIII shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease as to any Property (unless such Property is conveyed to Lessee) and nothing contained herein shall be read or construed as preventing Lessor from maintaining a suit for possession of such Property or exercising any other remedy available to Lessor at law or in equity.

ARTICLE XXIV

         24.1     Risk of Loss.

         During the Term (other than during the Construction Period), unless Lessee shall not be in actual possession of any Property in question solely by reason of Lessor's exercise of its remedies of dispossession under Article XVII, the risk of loss or decrease in the enjoyment and beneficial use of such Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by Lessee, and Lessor shall in no event be answerable or accountable therefor.

ARTICLE XXV

         25.1     Assignment.

                  (a)      Lessee may not assign this Lease or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Agent, the Lenders, the Holders and Lessor.

                  (b)      No assignment by Lessee (referenced in this Section 25.1 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of the obligations of Lessee to Lessor hereunder and Lessee shall remain directly and primarily liable under the Operative Agreements as to any rights or obligations assigned by Lessee or regarding any
         Property in which rights or obligations have been assigned or otherwise transferred.

         25.2     Subleases.

                  (a)      Promptly, but in any event within five (5) Business Days, following the execution and delivery of any sublease permitted by this Article XXV, Lessee shall notify Lessor of the execution of such sublease.  As of the date of each Lease Supplement, Lessee shall lease the respective Property described in such Lease Supplement from Lessor, and any existing tenant respecting such Property shall automatically be deemed to be a subtenant of Lessee and not a tenant of Lessor.

                  (b)      Without the prior written consent of the Agent, any Lender, any Holder or Lessor and subject to the other provisions of this Section 25.2, Lessee may sublet any Property or portion thereof during the Term to any wholly-owned Subsidiary of Lessee.  Except as referenced in the immediately preceding sentence, no other subleases shall be permitted unless consented to in writing by Lessor and the Majority Secured Parties, which consent shall not be unreasonably withheld.  All subleasing shall be done on market terms and shall in no way diminish the fair market value or useful life of any applicable Property.

                  (c)      No sublease (referenced in this Section 25.2 or otherwise) or other relinquishment of possession to any Property shall in any way discharge or diminish any of Lessee's obligations to
         Lessor hereunder and Lessee shall remain directly and primarily liable under this Lease as to such
         Property, or portion thereof, so sublet.  During the Basic Term, the term of any such sublease shall not extend beyond the Basic Term.  During any Renewal Term, the term of any such sublease shall not extend beyond such Renewal Term.  Each sublease shall be expressly subject and subordinate to this
         Lease.

ARTICLE XXVI

         26.1     No Waiver.

         No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of
Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term.  To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

ARTICLE XXVII

         27.1     Acceptance of Surrender.

         No surrender to Lessor of this Lease or of all or any portion of any Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by
Lessor and no act by Lessor or the Agent or any representative or agent of Lessor or the Agent, other than a written acceptance, shall constitute an acceptance of any such surrender.

         27.2     No Merger of Title.

         There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this
Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) any right, title or interest in any Property, (c) any Notes, or (d) a beneficial interest in Lessor.

ARTICLE XXVIII

         28.1     Incorporation of Covenants.

         Reference is made to the Lessee Credit Agreement and the representations and warranties of Lessee contained in Article III of the Lessee Credit Agreement (hereinafter referred to as the "Incorporated
Representations and Warranties") and the covenants contained in Articles V, VI, and VII of the Lessee Credit
Agreement (hereinafter referred to as the "Incorporated Covenants").  Lessee agrees with Lessor that the
Incorporated Representations and Warranties and the Incorporated Covenants (and all other relevant provisions of the Lessee Credit Agreement related thereto, including without limitation the defined terms contained in
Article I thereof which are used in the Incorporated Representations and Warranties and the Incorporated
Covenants, hereinafter referred to as the "Additional Incorporated Terms") are hereby incorporated by reference into this Lease to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lessor and the Agent, without giving effect to any waiver, amendment, modification or replacement of the Lessee Credit Agreement or any term or provision of the Incorporated Representations and
Warranties or the Incorporated Covenants occurring subsequent to the date of this Lease, except to the extent otherwise specifically provided in the following provisions of this paragraph.  In the event a waiver is granted under the Lessee Credit Agreement or an amendment or modification is executed with respect to the
Lessee Credit Agreement, and such waiver, amendment and/or modification affects the Incorporated
Representations and Warranties, the Incorporated Covenants or the Additional Incorporated Terms, then such waiver, amendment or modification shall be effective with respect to the Incorporated Representations and
Warranties, the Incorporated Covenants and the Additional Incorporated Terms as incorporated by reference into this Lease only if consented to in writing by the Agent (acting upon the direction of the Majority
Secured Parties).  In the event of any replacement of the Lessee Credit Agreement with a similar credit facility (the "New Facility") the representations and warranties, covenants and additional terms contained in the New Facility which correspond to the representations and warranties, covenants contained in Article III and Articles V, VI and VII, respectively, and such additional terms (each of the foregoing contained in the
Lessee Credit Agreement) shall become the Incorporated Representations and Warranties, the Incorporated
Covenants and the Additional Incorporated Terms only if consented to in writing by the Agent (acting upon the direction of the Majority Secured Parties) and, if such consent is not granted or if the Lessee Credit
Agreement is terminated and not replaced, then the representations and warranties and covenants contained in
Article III and Articles V, VI and VII, respectively, and such additional terms (each of the foregoing contained in the Lessee Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph)) shall continue to be the Incorporated Representations and Warranties, the
Incorporated Covenants and the Additional Incorporated Terms hereunder.

ARTICLE XXIX

         29.1     Notices.

         All notices required or permitted to be given under this Lease shall be in writing and delivered as provided in the Participation Agreement.

ARTICLE XXX

         30.1     Miscellaneous.

         Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of Lessee or Lessor arising from events commencing prior to the expiration or earlier termination of this
Lease shall survive such expiration or earlier termination.  If any provision of this Lease shall be held to be unenforceable in any jurisdiction, such unenforceability shall not affect the enforceability of any other provision of this Lease and such jurisdiction or of such provision or of any other provision hereof in any other jurisdiction.

         30.2     Amendments and Modifications.

         Neither this Lease nor any Lease Supplement may be amended, waived, discharged or terminated except in accordance with the provisions of Section 12.4 of the Participation Agreement.

         30.3     Successors and Assigns.

         All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         30.4     Headings and Table of Contents.

         The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         30.5     Counterparts.

         This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         30.6     GOVERNING LAW.

         THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS
LOCATED ARE REQUIRED TO APPLY.

         30.7     Calculation of Rent.

         All calculation of Rent payable hereunder shall be computed based on the actual number of days elapsed over a year of three hundred sixty (360) days or, to the extent such Rent is based on the Prime
Lending Rate, three hundred sixty-five (365) (or three hundred sixty-six (366), as applicable) days.

         30.8     Memoranda of Lease and Lease Supplements.

         This Lease shall not be recorded; provided, Lessor and Lessee shall promptly record (a) a memorandum of this Lease and the applicable Lease Supplement (in substantially the form of Exhibit B attached hereto) or a short form lease (in form and substance reasonably satisfactory to Lessor) regarding each Property promptly after the acquisition thereof in the local filing office with respect thereto and as required under applicable law to sufficiently evidence this Lease and any such Lease Supplement in the applicable real estate filing records.  Lessor (at the direction of the Agent) shall elect whether the costs and expenses incurred by Lessor and/or the Agent respecting the recordation of the above-referenced items shall be paid by either (i) Lessor (but only the extent amounts are available therefor with respect to the Available
Commitments and the Available Holder Commitments or each Lender and each Holder approves the necessary increases in the Available Commitments and the Available Holder Commitments to fund such costs and expenses)
or (ii) Lessee; provided, amounts funded by the Lenders and the Holders with respect to such costs and expenses shall be added to the Property Cost of each applicable Property; provided, further, amounts funded by Lessee with respect to such costs and expenses shall be a part of (and limited by) the Maximum Residual
Guarantee Amount.

         30.9     [Intentionally Omitted].

         30.10    Limitations on Recourse.

         Notwithstanding anything contained in this Lease to the contrary, Lessee agrees to look solely to
Lessor's estate and interest in the Properties (and in no circumstance to the Agent, the Lenders, the Holders or otherwise to Lessor) for the collection of any judgment requiring the payment of money by Lessor in the event of liability by Lessor, and no other property or assets of Lessor or any shareholder, owner or partner
(direct or indirect) in or of Lessor, or any director, officer, employee, beneficiary, Affiliate of any of the foregoing shall be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Lessee under or with respect to this Lease, the relationship of Lessor and Lessee hereunder or
Lessee's use of the Properties or any other liability of Lessor to Lessee.  Nothing in this Section shall be interpreted so as to limit the terms of Sections 6.1 or 6.2 or the provisions of Section 12.9 of the
Participation Agreement.

         30.11    WAIVERS OF JURY TRIAL.

         EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY, TO THE FULLEST EXTENT ALLOWED BY
APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE AND FOR ANY
COUNTERCLAIM THEREIN.

         30.12    Exercise of Lessor Rights.

         Lessee hereby acknowledges and agrees that the rights and powers of Lessor under this Lease have been assigned to the Agent pursuant to the terms of the Security Agreement and the other Operative
Agreements.  Lessor and Lessee hereby acknowledge and agree that (a) the Agent shall, in its discretion, direct and/or act on behalf of Lessor pursuant to the provisions of Sections 8.2(h) and 8.6 of the
Participation Agreement, (b) all notices to be given to Lessor shall be given to the Agent and (c) all notices to be given by Lessor may be given by the Agent, at its election.

         30.13    SUBMISSION TO JURISDICTION; VENUE.

         THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION, VENUE ARE
HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

         30.14    USURY SAVINGS PROVISION.

         IT IS THE INTENT OF THE PARTIES HERETO TO CONFORM TO AND CONTRACT IN STRICT COMPLIANCE WITH
APPLICABLE USURY LAW FROM TIME TO TIME IN EFFECT.  TO THE EXTENT ANY RENT OR PAYMENTS HEREUNDER ARE
HEREINAFTER CHARACTERIZED BY ANY COURT OF COMPETENT JURISDICTION AS THE REPAYMENT OF PRINCIPAL AND INTEREST
THEREON, THIS SECTION 30.14 SHALL APPLY.  ANY SUCH RENT OR PAYMENTS SO CHARACTERIZED AS INTEREST MAY BE
REFERRED TO HEREIN AS "INTEREST."  ALL AGREEMENTS AMONG THE PARTIES HERETO ARE HEREBY LIMITED BY THE
PROVISIONS OF THIS PARAGRAPH WHICH SHALL OVERRIDE AND CONTROL ALL SUCH AGREEMENTS, WHETHER NOW EXISTING OR
HEREAFTER ARISING AND WHETHER WRITTEN OR ORAL.  IN NO WAY, NOR IN ANY EVENT OR CONTINGENCY (INCLUDING WITHOUT
LIMITATION PREPAYMENT OR ACCELERATION OF THE MATURITY OF ANY OBLIGATION), SHALL ANY INTEREST TAKEN, RESERVED,
CONTRACTED FOR, CHARGED, OR RECEIVED UNDER THIS LEASE OR OTHERWISE, EXCEED THE MAXIMUM NONUSURIOUS AMOUNT
PERMISSIBLE UNDER APPLICABLE LAW.  IF, FROM ANY POSSIBLE CONSTRUCTION OF ANY OF THE OPERATIVE AGREEMENTS OR
ANY OTHER DOCUMENT OR AGREEMENT, INTEREST WOULD OTHERWISE BE PAYABLE IN EXCESS OF THE MAXIMUM NONUSURIOUS
AMOUNT, ANY SUCH CONSTRUCTION SHALL BE SUBJECT TO THE PROVISIONS OF THIS PARAGRAPH AND SUCH AMOUNTS UNDER
SUCH DOCUMENTS OR AGREEMENTS SHALL BE AUTOMATICALLY REDUCED TO THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED UNDER
APPLICABLE LAW, WITHOUT THE NECESSITY OF EXECUTION OF ANY AMENDMENT OR NEW DOCUMENT OR AGREEMENT.  IF LESSOR
SHALL EVER RECEIVE ANYTHING OF VALUE WHICH IS CHARACTERIZED AS INTEREST WITH RESPECT TO THE OBLIGATIONS OWED
HEREUNDER OR UNDER APPLICABLE LAW AND WHICH WOULD, APART FROM THIS PROVISION, BE IN EXCESS OF THE MAXIMUM
LAWFUL AMOUNT, AN AMOUNT EQUAL TO THE AMOUNT WHICH WOULD HAVE BEEN EXCESSIVE INTEREST SHALL, WITHOUT PENALTY,
BE APPLIED TO THE REDUCTION OF THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL AND NOT TO THE PAYMENT OF
INTEREST, OR REFUNDED TO LESSEE OR ANY OTHER PAYOR THEREOF, IF AND TO THE EXTENT SUCH AMOUNT WHICH WOULD HAVE
BEEN EXCESSIVE EXCEEDS THE COMPONENT OF PAYMENTS DEEMED TO BE PRINCIPAL.  THE RIGHT TO DEMAND PAYMENT OF ANY
AMOUNTS EVIDENCED BY ANY OF THE OPERATIVE AGREEMENTS DOES NOT INCLUDE THE RIGHT TO RECEIVE ANY INTEREST WHICH
HAS NOT OTHERWISE ACCRUED ON THE DATE OF SUCH DEMAND, AND LESSOR DOES NOT INTEND TO CHARGE OR RECEIVE ANY
UNEARNED INTEREST IN THE EVENT OF SUCH DEMAND.  ALL INTEREST PAID OR AGREED TO BE PAID TO LESSOR SHALL, TO
THE EXTENT PERMITTED BY APPLICABLE LAW, BE AMORTIZED, PRORATED, ALLOCATED, AND SPREAD THROUGHOUT THE FULL
STATED TERM (INCLUDING WITHOUT LIMITATION ANY RENEWAL OR EXTENSION) OF THIS LEASE SO THAT THE AMOUNT OF
INTEREST ON ACCOUNT OF SUCH PAYMENTS DOES NOT EXCEED THE MAXIMUM NONUSURIOUS AMOUNT PERMITTED BY APPLICABLE
LAW.

[signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not
                                                     individually, but solely as the Owner Trustee under the
                                                     AC Trust 2000-1, as Lessor

                                                     By:  /s/ Val T. Orton
                                                     Name: Val T. Orton
                                                     Title: Vice President

                                                     ACXIOM CORPORATION

                                                     By:  /s/ Jerry C. Jones
                                                     Name: Jerry C. Jones
                                                     Title: Business Development / Legal Leader

Receipt of this original executed
counterpart of the foregoing
Lease is hereby acknowledged
as the date hereof

BANK OF AMERICA, N.A.,
as the Agent

By:  /s/ Kevin C. Leader
Name: Kevin C. Leader
Title:  Managing Director

EXHIBIT A TO THE LEASE

LEASE SUPPLEMENT NO. ___

         THIS LEASE SUPPLEMENT NO. ___ (this "Lease Supplement") dated as of ___________, 200__ between FIRST
SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the
Owner Trustee under the AC Trust 2000-1, as lessor (the "Lessor"), and Acxiom Corporation, a Delaware corporation, as lessee (the "Lessee").

         WHEREAS, Lessor is the owner or will be the owner of or holds a leasehold interest in or will hold a leasehold interest in the Property described on Schedule 1 hereto (the "Leased Property") and wishes to lease the same to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.  Definitions; Rules of Usage.  For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the
Participation Agreement, dated as of October 24, 2000, among Lessee, Lessor, not individually, except as expressly stated therein, but solely as the Owner Trustee under the AC Trust 2000-1, First Security Trust
Company of Nevada, not individually except as otherwise provided therein, but solely as Trustee under the AC
Trust 2000-2, the various banks and other lending institutions which are parties thereto from time to time, as the Holders, the various banks and other lending institutions which are parties thereto from time to time, as the Lenders, and Bank of America, N.A., as the Agent for the Lenders and respecting the Security
Documents, as the Agent for the Lenders and Holders, to the extent of their interests, as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

         SECTION 2.  The Properties.  Attached hereto as Schedule 1 is the description of the Leased
Property, with an Equipment Schedule attached hereto as Schedule 1-A, an Improvement Schedule attached hereto as Schedule 1-B and [a legal description of the Land / a copy of the Ground Lease] attached hereto as
Schedule 1-C.  Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the
Leased Property shall be subject to the terms and provisions of the Lease.  Without further action, any and all additional Equipment funded under the Operative Agreements and the Bond Documents and any and all
additional Improvements made to the Land shall be deemed to be titled to the Lessor and subject to the terms and conditions of the Lease and this Lease Supplement.

         This Lease Supplement shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Leased Property is situated.  The maturity date of the obligations secured hereby shall be October 24, 2005 unless extended to not later than October 24, 2007.

         For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party.  The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto.  A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

         SECTION 3.  Use of Property.  At all times during the Term with respect to each Property, Lessee will comply with all obligations under and (to the extent no Event of Default exists and provided, that such exercise will not impair the value of such Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to such Property.

         SECTION 4.  Ratification; Incorporation by Reference.  Except as specifically modified hereby, the terms and provisions of the Lease and the Operative Agreements are hereby ratified and confirmed and remain in full force and effect.  The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

         SECTION 5.  Original Lease Supplement.  The single executed original of this Lease Supplement marked
"THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "Original Executed Counterpart").  To the extent that this Lease
Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6.  GOVERNING LAW.  THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED
AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THE LAWS OF THE
STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

         SECTION 7.  Mortgage; Power of Sale.  Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee hereby grants a Lien against the Leased Property WITH POWER OF SALE, and that, upon the occurrence of any Lease
Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Leased Property.

         SECTION 8.  Counterpart Execution.  This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument.

         For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Lessee herein) and the secured party (Lessor herein), from whom information may be obtained about this Lease Supplement, are as set forth on the signature pages hereto.

[The remainder of this page has been intentionally left blank.]

         IN WITNESS  WHEREOF,  each of the parties hereto has caused this Lease  Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                                     FIRST SECURITY BANK, NATIONAL
                                                     ASSOCIATION, not individually, but solely as the Owner
                                                     Trustee under the AC Trust 2000-1, as Lessor

                                                     By:  /s/ Val T. Orton
                                                     Name:   Val T. Orton
                                                     Title:   Vice President

                                                     First Security Bank, National Association
                                                     79 South Main Street
                                                     Salt Lake City, Utah 84111
                                                     Attn:    Val T. Orton
                                                              Vice President

                                                     ACXIOM CORPORATION,
                                                     as Lessee

                                                     By:  /s/ Jerry C. Jones
                                                     Name:      Jerry C. Jones
                                                     Title:  Business Development/Legal Leader

                                                     Acxiom Corporation
                                                     #1 Information Way
                                                     P.O. Box 8180
                                                     Little Rock, Arkansas, 72202-8180
                                                     Attn:      Jerry C. Jones
Receipt of this original counterpart
of the foregoing Lease Supplement
is hereby acknowledged as the date hereof.

BANK OF AMERICA, N.A., as the Agent

         By:      /s/ Kevin Leader
         Name:    Kevin Leader
         Title:   Managing Director

Bank of America, N.A.
555 California Street, 12th Floor
San Francisco, CA 94104-1503
Attn:    Kevin Leader

[CONFORM TO STATE LAW REQUIREMENTS]

STATE OF _______________   )
                           )       ss:
COUNTY OF ______________   )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the
County of _________________ this _____ day of ______________, by ________________, as __________________ of
FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1, on behalf of the Owner Trustee.

         [Notarial Seal]
                                                              Notary Public
My commission expires: ____________

STATE OF _______________   )
                           )       ss:
COUNTY OF ______________   )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the
County of _________________ this _____ day of ______________, by ________________, as __________________ of
[_______________, a ________________] corporation, on behalf of the corporation.

         [Notarial Seal]
                                                              Notary Public
My commission expires: ____________

STATE OF _______________   )
                           )       ss:
COUNTY OF ______________   )

         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the
County of ________________ this ____ day of ___________, by _____________, as __________________ of Bank of
America, N.A., a national banking association, as the Agent.

         [Notarial Seal]
                                                              Notary Public
My commission expires: ____________

                                                  SCHEDULE 1
                                         TO LEASE SUPPLEMENT NO. ____

                                     (Description of the Leased Property)

                                                 SCHEDULE 1-A
                                         TO LEASE SUPPLEMENT NO. ____

                                                  (Equipment)

                                                 SCHEDULE 1-B
                                         TO LEASE SUPPLEMENT NO. ____

                                                (Improvements)

                                                 SCHEDULE 1-C
                                         TO LEASE SUPPLEMENT NO. ____

                                                   [(Land)/
                                                (Ground Lease)]

                                                                                         EXHIBIT B TO THE LEASE

                                   [MODIFY OR SUBSTITUTE SHORT FORM LEASE AS
                                     NECESSARY FOR LOCAL LAW REQUIREMENTS]

Recordation requested by:

Moore & Van Allen, PLLC

After recordation return to:

Moore & Van Allen, PLLC (WMA)
100 North Tryon Street, Floor 47
Charlotte, NC  28202-4003
                                                              Space above this line
                                                              for Recorder's use

                                         MEMORANDUM OF LEASE AGREEMENT
                                                      AND
                                           LEASE SUPPLEMENT NO. ____

         THIS MEMORANDUM OF LEASE AGREEMENT AND LEASE SUPPLEMENT NO. ____ ("Memorandum"), dated as of
_____________, 200___, is by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1, with an office at
79 South Main Street, Salt Lake City, Utah 84111 (hereinafter referred to as "Lessor") and ACXIOM
CORPORATION, a Delaware corporation, with an office at [___________________] (hereinafter referred to as
"Lessee")

                                                  WITNESSETH:

         That for value received, Lessor and Lessee do hereby covenant, promise and agree as follows:

         1.       Demised Premises and Date of Lease.  Lessor has leased to Lessee, and Lessee has leased from
Lessor, for the Term (as hereinafter defined), certain real property and other property located in
________________, which is described in the attached Schedule 1 (the "Property"), pursuant to the terms of a
Lease Agreement between Lessor and Lessee dated as of October 24, 2000 (as such may be amended, modified, extended, supplemented, restated and/or replaced from time to time, "Lease") and a Lease Supplement No. ____
between Lessor and Lessee dated as of ______________ (the "Lease Supplement").

         The Lease and the Lease Supplement shall constitute a mortgage, deed of trust and security agreement and financing statement under the laws of the state in which the Property is situated.  The maturity date of the obligations secured thereby shall be ___________, unless extended to not later than ___________.

         For purposes of provisions of the Lease and the Lease Supplement related to the creation and enforcement of the Lease and the Lease Supplement as a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party.  The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests hereunder may be obtained are as set forth on the signature pages hereof.  A carbon, photographic or other reproduction of this
Memorandum or of any financing statement related to the Lease and the Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

         2.       Term, Renewal, Extension and Purchase Option.  The term of the Lease for the Property
("Term") commenced as of __________, 200__ and shall end as of _________, 200__, unless the Term is extended or earlier terminated in accordance with the provisions of the Lease.  The Lease contains provisions for renewal and extension.  The tenant has a purchase option under the Lease.

         3.       Tax Payer Numbers.

         Lessor's tax payer number:  __________________.

         Lessee's tax payer number:  __________________.

         4.       Mortgage; Power of Sale.  Without limiting any other remedies set forth in the Lease, in the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Lessor and Lessee agree that Lessee has granted, pursuant to the terms of the Lease and the Lease Supplement, a Lien against the Property WITH POWER
OF SALE, and that, upon the occurrence and during the continuance of any Lease Event of Default, Lessor shall have the power and authority, to the extent provided by law, after prior notice and lapse of such time as may be required by law, to foreclose its interest (or cause such interest to be foreclosed) in all or any part of the Property.

         5.       Effect of Memorandum.  The purpose of this instrument is to give notice of the Lease and the
Lease Supplement and their respective terms, covenants and conditions to the same extent as if the Lease and the Lease Supplement were fully set forth herein.  This Memorandum shall not modify in any manner the terms, conditions or intent of the Lease or the Lease Supplement and the parties agree that this Memorandum is not intended nor shall it be used to interpret the Lease or the Lease Supplement or determine the intent of the parties under the Lease or the Lease Supplement.

[The remainder of this page has been intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this instrument as of the day and year first written.

         LESSOR:

                                                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the AC
                                                     Trust 2000-1

                                                     By:
                                                     Name:
                                                     Title:

         First Security Bank, National Association
         79 South Main Street
         Salt Lake City, Utah 84111
         Attn:                                       Val T. Orton
                                                     Vice President

         LESSEE:

                                                     ACXIOM CORPORATION,
                                                     as Lessee

                                                     By:
                                                     Name:
                                                     Title:
                                                     Acxiom Corporation
                                                     #1 Information Way
                                                     P.O. Box 8180
                                                     Little Rock, Arkansas, 72202-8180
         Attn:                                       Jerry C. Jones

                                                  SCHEDULE 1

                                           (Description of Property)

                                      [CONFORM TO STATE LAW REQUIREMENTS]

STATE OF _______________                             )
                                                     )     ss:
COUNTY OF ______________                             )

         The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by
________________, as __________________ of FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1, on behalf of the
Owner Trustee.

         [Notarial Seal]
         Notary Public

My commission expires: ____________

STATE OF _______________                             )
                                                     )    ss:
COUNTY OF ______________                             )

         The foregoing Memorandum of Lease Agreement and Lease Supplement No. _____ was acknowledged before me, the undersigned Notary Public, in the County of _________________ this _____ day of ______________, by
________________, as __________________ of [_______________, a __________] corporation, on behalf of the corporation.

         [Notarial Seal]
         Notary Public

My commission expires:____________

EXHIBIT C TO THE LEASE

Beneficiaries of AC Trust 2000-1